Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

between

PEAK RESORTS, INC.

and

CAP 1 LLC

dated as of

August 22, 2016

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EXHIBITS

EXHIBIT A	CERTIFICATE OF DESIGNATION
EXHIBIT B	REGISTRATION RIGHTS AGREEMENT
EXHIBIT C	STOCKHOLDERS’ AGREEMENT
EXHIBIT D-1	WARRANT NO. 1
EXHIBIT D-2	WARRANT NO. 2
EXHIBIT D-3	WARRANT NO. 3
EXHIBIT E	VOTING AGREEMENT

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SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of August 22,  2016, is entered into by and between Peak Resorts, Inc., a Missouri corporation (the “Company”), and CAP 1 LLC, a Delaware limited liability company (the “Investor”).

RECITALS

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to Investor, and Investor desires to purchase from the Company, (x) up to 20,000 shares (the “Shares”) of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), with the rights, preferences, powers, restrictions and limitations set forth in the certificate of designation of the Company in substantially the form attached hereto as Exhibit A (the “Certificate of Designation”) and (y) the Warrants (as defined herein), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I Definitions

The following terms have the meanings specified or referred to in this Article I:

“Action” means any lawsuit, arbitration, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, in any case by or before any Governmental Authority and whether at law or in equity.

“Additional Shares” has the meaning set forth in Section 6.04(a).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.  For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities or ownership interests, including ownership by trusts with substantially the same beneficial interests, by contract or otherwise.  In addition, since the Investor is a “family office” (as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (the “Rule”)), an Affiliate of Investor shall include any of the Investor’s “family clients” (as defined in the Rule) and any Affiliates of such “family clients”.

“Agreement” has the meaning set forth in the preamble.

“Balance Sheet” has the meaning set forth in Section 3.05(b).

“Balance Sheet Date” has the meaning set forth in Section 3.05(b).

“Benefit Plan” has the meaning set forth in Section 3.16.

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“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Missouri or New York are authorized or required by Law to be closed for business.

“Certificate of Designation” has the meaning set forth in the recitals.

“Claim Notice” has the meaning set forth in Section 7.01(a).

“Closing” has the meaning set forth in Section 2.03.

“Closing Date” has the meaning set forth in Section 2.03.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Section 3.02(a).

“Company” has the meaning set forth in the preamble.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, loans, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Corporate Actions” means (a) an increase in the number of authorized shares of Common Stock to 40,000,000, (b) the authorization of 40,000 shares of blank check preferred stock , (c) the issuance and sale of the Shares and Warrants to the Investor and the issuance of the Common Stock upon conversion of the Shares and exercise of the Warrants on the terms and conditions set forth in the Transaction Documents in accordance with Nasdaq Listing Rule 5635 and (d) such conforming changes to the Articles of Incorporation as are reasonably necessary to avoid any conflict between the terms of the Certificate of Designation and the other Transaction Documents with the Articles of Incorporation.

“Corporate Filings” shall mean, following receipt of the Stockholder Approval, (a) the filing with the Secretary of State of Missouri of an amendment to the Company’s articles of incorporation to reflect the increase in the authorized shares of Common Stock and the authorization of blank check preferred stock approved by the stockholders of the Company (b) the filing with the Secretary of State of Missouri of the Certificate of Designation and (c) the submission to the Trading Market of the Additional Listing Notification covering the additional shares of Common Stock authorized pursuant to the Stockholder Approval and such other immaterial actions or submissions required by the Trading Market in order to give effect to the Transactions.

“D&O Indemnification Agreement” has the meaning set forth in Section 5.02(d)(ii).

“Disclosure Schedule” means the Disclosure Schedule delivered by the Company concurrently with the execution and delivery of this Agreement.

“Dollars or $” means the lawful currency of the United States.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership. “Encumbrance” shall not include any provision of the Transaction Documents, the Articles of Incorporation or Bylaws of the Company, or any restrictions imposed by applicable federal and state securities Laws.

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“Environmental Law” has the meaning set forth in Section 3.15.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any Person, any other Person that, together with such first Person, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Fundamental Representation” has the meaning set forth in Section 7.01(b).

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Materials” means any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws.

“IPO Date” means November 20, 2014.

“Indemnified Person” has the meaning set forth in Section 7.03(a).

“Indemnifying Person” has the meaning set forth in Section 7.03(a).

“Intellectual Property” means the following intellectual property rights, both statutory and common law rights, if applicable: (a) copyrights, registrations and applications for registration thereof, (b) trademarks, service marks, trade names, slogans, domain names, logos, trade dress, and registrations and applications for registrations thereof, (c) patents, as well as any reissued and reexamined patents and extensions corresponding to the patents, and any patent applications, as well as any related continuation, continuation in part and divisional applications and patents issuing therefrom and (d) trade secrets and confidential information, including, to the extent confidential, ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.

“Investor” has the meaning set forth in the preamble.

“Knowledge of the Company or the Company’s Knowledge” or any other similar knowledge qualification, means the actual knowledge after reasonable inquiry of the Chief Executive Officer of the

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Company and/or the Chief Financial Officer of the Company. For the purposes of the foregoing, reasonable inquiry means making reasonable inquiry of the relevant matter with the Company executive officer or other senior employee who has primary responsibility for the matter in question.

“Knowledge of Investor or the Investor’s Knowledge” or any other similar knowledge qualification, means the actual knowledge after reasonable inquiry of Rory Held.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Lender” means EPT Ski Properties, Inc. and EPT Mount Snow, Inc.

“Liabilities” has the meaning set forth in Section 3.06.

“Losses” means losses, damages, liabilities, deficiencies, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees; provided, that to the extent any Losses do not arise from damages awarded to a third party in a Third Party Claim, such “Losses” shall not include punitive, consequential, indirect, incidental, special, exemplary or enhanced damages or lost profits regardless of (a) whether such excluded damages were foreseeable, (b) whether or not the Indemnifying Person was advised of the possibility of such damages and (c) the legal or equitable theory (contract, tort or otherwise) upon which the claim is based.

“Material Contract” means any Contract to which the Company or any of its Subsidiaries is a party, which was not made in the ordinary course of business and which is material to the business or operations of the Company or any of its Subsidiaries and in any event including all Contracts filed or required to be filed by the Company with the SEC.

“Material Adverse Effect” means any event, occurrence, fact, condition, or change that has or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, results of operations, condition (financial or otherwise) or assets of the Company and its Subsidiaries taken as a whole, (b) the rights of the Investor under any Transaction Document, or (c) the ability of the Company to comply with any of its obligations under any Transaction Document but none of the following, either alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been, such a material adverse effect: any event, occurrence, fact, condition or change (i) resulting from general economic, political, banking, financial or securities market conditions, including interest or exchange rates, to the extent such event, occurrence, fact, condition or change does not have a materially disproportionate effect on the Company and its Subsidiaries taken as a whole, (ii) affecting companies in the industry in which Company conducts its business, to the extent such event, occurrence, fact, condition or change does not have a materially disproportionate effect on the Company and its Subsidiaries taken as a whole, (iii) resulting from the announcement or performance of this Agreement or the Transactions, (iv) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States to the extent such event, occurrence, fact, condition or change does not have a materially disproportionate effect on the Company and its Subsidiaries taken as a whole, (v) changes in United States generally accepted accounting principles, (vi) changes in Law or other binding directives issued by any Governmental Authority to the extent such event, occurrence, fact, condition or change does not have a materially disproportionate effect on the Company and its Subsidiaries taken as a whole, (vii) resulting from any action taken (A) by the Company at Investor’s written request or as required by this Agreement and/or any other Transaction Document, or (B) by Investor or its Affiliates

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with respect to the Company or the Transactions and/or (viii) related solely to the Investor (and not to the Company or any of its Subsidiaries) that effects its rights under any Transaction Document.

“Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.

“Non-Recourse Person” has the meaning set forth in Section 7.09.

“OFAC” has the meaning set forth in Section 3.28.

“Pension Plan” means any Benefit Plan that is a defined benefit pension plan subject to Title IV of ERISA or Section 412 of the Code.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Permitted Encumbrances” has the meaning set forth in Section 3.09(b).

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, trust or other entity.

“Preferred Stock” has the meaning set forth in the recitals.

“Purchase Price” has the meaning set forth in Section 2.01(a).

“Real Property” means the real property owned, leased or subleased by the Company or any of its Subsidiaries, together with all buildings, structures and facilities located thereon.

“Registration Rights Agreement” means the Registration Rights Agreement in substantially the form attached hereto as Exhibit B, dated as of the Closing Date, by and between the Company and the Investor, as such agreement may be amended, restated or modified from time to time.

“Requisite SEC Reports” has the meaning set forth in Section 3.05.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“SEC” means Securities and Exchange Commission.

“Securities” means the Shares, any and all shares of Common Stock issued or issuable upon the conversion of the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” has the meaning set forth in the recitals.

“Stockholder Approval” has the meaning set forth in Section 5.01(b).

“Shares” has the meaning set forth in the recitals.

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“Stockholders Agreement” means the Stockholders Agreement in substantially the form attached hereto as Exhibit C, dated as of the Closing Date, by and among the Company, the Investor and certain other existing stockholders of the Company signatories thereto, as such agreement may be amended, restated or modified from time to time.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.

“Stock Price” means $4.95.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, withholding, payroll, employment, unemployment, excise, stamp, premium, property (real or personal), windfall profits taxes, customs, duties or other taxes of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” means any return, declaration, report, claim for refund or information return, including any schedule or attachment thereto, and including any amendment thereof.

“Third Party Claim” means any claim against any Indemnified Person by a third party, whether or not involving a Proceeding.

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means the Nasdaq Global Market (or any successors thereto).

“Transaction Documents” means this Agreement, the Certificate of Designation, the Stockholders Agreement, the Warrants, the Registration Rights Agreement, the D&O Indemnification Agreement and the Voting Agreement.

“Transactions” means the transactions contemplated by the Transaction Documents.

“Union” has the meaning set forth in Section 3.17.

“Voting Agreement” means the voting agreement substantially in the form of Exhibit E.

“Warrants” means the Warrants exercisable for shares of Common Stock, dated as of the Closing Date, substantially in the forms of Exhibit D-1, Exhibit D-2 and Exhibit D-3 attached hereto.

“Warrant Shares” means all shares of Common Stock issued or issuable upon the exercise of the Warrants.

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ARTICLE II Purchase and Sale
Section 2.01 Purchase and Sale.

(a) Subject to the terms and conditions set forth herein, at the Closing, the Company shall sell to Investor, and Investor shall purchase from the Company, 20,000 shares of Series A Preferred Stock and the Warrants, for an aggregate purchase price of $20,000,000 (the “Purchase Price”).

(b) The Company and the Investor agree to allocate the Purchase Price among the Series A Preferred Stock and the Warrants for all purposes (including tax and financial accounting) within ninety (90) days after the Closing Date. The Company and the Investor shall file all tax returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

Section 2.02 Transactions Effected at the Closing.
(a) At the Closing, Investor shall deliver to the Company:
(i) the Purchase Price by wire transfer of immediately available funds to an account of the Company designated in writing by the Company to Investor; and

(ii) the Transaction Documents and all other agreements, documents, instruments or certificates required to be delivered by Investor at or prior to the Closing pursuant to Section 5.03 of this Agreement.

(b) At the Closing, the Company shall deliver to Investor:
(i) stock certificates evidencing the Shares; and

(ii) the Transaction Documents (including the Warrants) and all other agreements, documents, instruments or certificates required to be delivered by the Company at or prior to the Closing pursuant to Section 5.02 of this Agreement.

Section 2.03 Closing.  Subject to the terms and conditions of this Agreement, the purchase and sale of the Shares and Warrants contemplated hereby shall take place at a closing (the “Closing”) to be held at 10 a.m., New York time no later than the third (3rd) Business Day after the conditions to Closing set forth in Article V (other than actions to be taken or items to be delivered at Closing) have been satisfied or waived, remotely by telephonic or electronic delivery or release of documents or at the offices of Chadbourne & Parke LLP, 1301 Avenue of the Americas, New York, NY 10019, or at such other time or on such other date or at such other place or by such other method as the Company and Investor may mutually agree upon in writing (the day on which the Closing takes place, the “Closing Date”).

ARTICLE III Representations and Warranties of the Company

The Company represents and warrants to Investor that the statements contained in this Article III are true and correct as of the date hereof and immediately prior to the Closing, except as set forth in the correspondingly numbered Section of the Disclosure Schedule, and, solely in regards to any representation and warranty made on the date hereof, except and to the extent that the failure to have

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obtained Stockholder Approval or to have completed any Corporate Filing as of the date hereof causes such representation and warranty not to be true and correct on the date hereof.

Section 3.01 Organization, Qualification and Authority of the Company.

(a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the state of Missouri and has full corporate power and authority to (i) enter into this Agreement and the other Transaction Documents to which the Company is or will be a party, to carry out its obligations hereunder and thereunder and to consummate the Transactions, (ii) issue and sell the Shares and the Warrants to the Investor and issue the Common Stock upon conversion of the Shares and exercise of the Warrants, and (iii) own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted.

(b) The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary except to the extent that such failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) The execution and delivery by the Company of this Agreement and any other Transaction Document to which the Company is or will be a party, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the Transactions have been duly authorized by all requisite corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by Investor) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. When each other Transaction Document to which the Company is or will be a party has been duly executed and delivered by the Company (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of the Company enforceable against it in accordance with its terms except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable Law.

Section 3.02 Capitalization.

(a) After giving effect to the Stockholder Approval and all Corporate Filings, the authorized capital stock of the Company as of immediately following the Closing after giving effect to the Transactions will consist of

(i) 40,000 shares of preferred stock, of which 40,000 are designated as Series A Preferred and 20,000 are issued and outstanding and designated as Series A Preferred and

(ii) 40,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), of which 13,982,400 shares are issued and outstanding.  The Company has reserved for issuance 3,179,650 shares of common stock for issuance upon the conversion of the Shares, 2,719,018 shares of common stock for issuance upon exercise of the Warrants, and (subject to Section 3.02(c) of the Disclosure Schedule) 510,612 shares of common stock for issuance under the Peak Resorts, Inc. 2014 Equity Incentive Plan.

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(b) After giving effect to the Stockholder Approval and all Corporate Filings, as of immediately following the Closing and after giving effect to the Transactions:  (i) all of the issued and outstanding shares of capital stock of the Company (including the Shares) will have been duly authorized, validly issued, fully paid and non-assessable; (ii) all of the issued and outstanding shares of capital stock or other equity interests of the Company and its Subsidiaries (including the Shares) will have been issued in compliance with all applicable federal and state securities Laws; (iii) none of the issued and outstanding shares of capital stock or other equity interests of the Company or any of its Subsidiaries (including the Shares) will have been issued in violation of any agreement, arrangement or commitment to which the Company or any of its Subsidiaries is a party or is subject to or in violation of any preemptive or similar rights of any Person; (iv) all of the Shares will have the rights, privileges, powers, restrictions and limitations set forth in the Certificate of Designation (and further subject to any provisions in the Stockholders Agreement and the Registration Rights Agreement) and under the General and Business Corporation Law of Missouri, and (v) the shares of Common Stock issuable upon conversion of the Shares and exercise of the Warrants in accordance with the Certificate of Designation and Warrants, respectively, will have been duly reserved for issuance and, subject to receiving payment of the exercise price in accordance with the Warrants, upon such issuance, such shares of Common Stock will be (x) duly authorized, validly issued, fully paid and non-assessable and (y) assuming the accuracy of the Investor’s representations and warranties set forth in Article IV and compliance with its covenants in Article VI, issued in compliance with all applicable federal and state securities Laws.

(c) Section 3.02(c) of the Disclosure Schedule sets forth, as of immediately following the Closing after giving effect to the Transactions, all outstanding or authorized  options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character issued by the Company (excluding the Transaction Documents) (i) relating to the capital stock of the Company or (ii) obligating the Company to issue or sell any shares of capital stock of, or any other interest in, the Company, in each case, including the number and kind of securities reserved for issuance on exercise or conversion of any such securities or other rights, the exercise or conversion price of any such securities or other rights and any applicable vesting schedule for any such securities or other rights. Except as set forth in Section 3.02(c) of the Disclosure Schedule, the Company does not have outstanding, authorized, or in effect any stock appreciation, phantom stock, profit participation or similar rights. Except as set forth in Section 3.02(c) of the Disclosure Schedule and excluding the Transaction Documents, there are no voting trusts, stockholder agreements, proxies or other agreements, understandings or obligations in effect with respect to the voting, transfer or sale (including any rights of first refusal, rights of first offer or drag-along rights), issuance (including any pre-emptive or anti-dilution rights), redemption or repurchase (including any put or call or buy-sell rights), or registration (including any related lock-up or market standoff agreements) of any shares of capital stock or other securities of the Company among the Company and any other Person relating to the securities of the Company.

Section 3.03 Subsidiaries.

(a) The Subsidiaries of the Company are set forth in Section 3.03(a) of the Disclosure Schedule, which section also sets forth the percentage of ownership of each Subsidiary of the Company. Each of the Company’s Subsidiaries has been duly formed or organized and is validly existing under the laws of its jurisdiction of incorporation or organization and has the power and authority to own or lease its properties and to conduct its business as it is now being conducted. Each of the Company’s Subsidiaries is duly licensed or qualified and in good standing as a foreign corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not reasonably be expected to have a Material Adverse Effect.

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(b) Except as set forth in Section 3.03(b) of the Disclosure Schedule, (i) the Company owns directly or indirectly all capital stock or other equity interests of each Subsidiary of the Company, (ii) all of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary are duly authorized, validly issued, fully paid and non-assessable and none of the outstanding shares of capital stock or other equity interests of any such Subsidiary is subject to any Encumbrance and (iii) there are no warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock or other equity interests of any Subsidiary of the Company.

Section 3.04 No Conflicts; Consents.   The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is or will be a party, and the consummation of the Transactions, do not: (a) subject to the completion of the Corporate Filings, conflict with or result in a violation or breach of, or default under, any provision of the articles of incorporation or by-laws or other similar organizational documents of the Company or any of its Subsidiaries; (b) except for the Corporate Filings and filings required pursuant to applicable state securities Laws and post-sale filings pursuant to applicable state and federal securities Laws, conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to the Company or any of its Subsidiaries; (c) except for the Corporate Filings, require the consent or waiver of, notice to or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Material Contract or any material Permit held by the Company or any of its Subsidiaries; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of the Company or any of its Subsidiaries.  Except for the Corporate Filings and filings required pursuant to applicable state securities Laws and post-sale filings pursuant to applicable state and federal securities Laws, no consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions.

Section 3.05 SEC Filings; Financial Statements; Corporate Governance.

(a) The Company has timely filed with the SEC all forms, reports, schedules, statements and other documents, including any exhibits and schedules thereto, required to be filed by the Company with the SEC since the IPO Date (collectively, the “Requisite SEC Reports”) or has received a valid extension of such time of filing and has filed any such Requisite SEC Reports prior to the expiration of any such extension. As of their respective dates, the Requisite SEC Reports (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Requisite SEC Reports or necessary in order to make the statements in such Requisite SEC Reports, in light of the circumstances under which they were or will be made, not misleading. None of the Subsidiaries of the Company is required to file any forms, schedules, statements, reports or other documents with the SEC.

(b) Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained in the Requisite SEC Reports complied, as of its respective date, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be specifically indicated otherwise in the notes thereto), and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of the operations and cash

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flows of the Company and its consolidated Subsidiaries for the periods indicated, except (i) as otherwise explained therein (including the notes thereto), (ii) that any unaudited interim financial statements are subject to normal year-end adjustments that have not been and are not expected to be material in amount, individually or in the aggregate and (iii) that unaudited financial statements may not contain all footnotes required by GAAP. The audited balance sheet of the Company contained in the Recent SEC Report on Form 10-K for the year ended April 30, 2016 is referred to herein as the “Balance Sheet” and the date hereof as the “Balance Sheet Date”.

(c) The chief executive officer and chief financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC and the statements contained in any such certifications were complete and correct as of the date thereof, and the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the applicable listing standards and corporate governance rules of the Trading Market.

Section 3.06 Undisclosed Liabilities.  Except for liabilities under the Transaction Documents and except as set forth in Section 3.06 of the Disclosure Schedule and/or the Requisite SEC Reports filed on or prior to the date hereof, the Company and its Subsidiaries have no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are reflected or reserved against in the Balance Sheet as of the Balance Sheet Date to the extent required by GAAP, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date.

Section 3.07 Absence of Certain Changes, Events and Conditions.  Since the Balance Sheet Date, other than (i) as set forth on Section 3.07(a) of the Disclosure Schedule, (ii) as contemplated by the Transaction Documents and/or (iii) as set forth in the Requisite SEC Reports filed on or prior to the date hereof, there has not been, with respect to the Company or any of its Subsidiaries, any:

(a) event, occurrence or development that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(b) amendment of its charter, by-laws or other organizational documents;
(c) split, combination or reclassification of any shares of its capital stock;

(d) issuance, sale or other disposition of any of its capital stock, or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock except pursuant to the Peak Resorts, Inc. 2014 Equity Incentive Plan;

(e) declaration or payment of any dividends or distributions on or in respect of any of its capital stock or redemption, purchase or acquisition of its capital stock;
(f) material change in any method of accounting or accounting practice of the Company or any of its Subsidiaries, except as required by GAAP or as disclosed in the notes to the Financial Statements;

(g) incurrence, assumption or guarantee of any indebtedness for borrowed money except indebtedness incurred after the date hereof in an aggregate principal amount not to exceed $10,000,000 if the EB-5 funds have not been released or $3,500,000 if the EB-5 funds have been released;

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(h) transfer, assignment, sale or other disposition of any of the assets shown or reflected in the Balance Sheet except in the ordinary course of business or cancellation, discharge or payment of any debts, liens or entitlements except in the ordinary course of business;

(i) any capital investment in, or any loans to, any other Person, excluding capital investments and loans in the ordinary course of business and capital investments in goods and services already received as of the date hereof which are paid from the EB-5 funds following the release of such funds;

(j) acceleration, termination, material modification or amendment to or cancellation of any Material Contract, provided that nothing herein shall be interpreted as preventing the Company from exercising its right under Section 8.01;

(k) any material capital expenditures (other than in the ordinary course of business);
(l) imposition of any Encumbrance upon any of its properties, capital stock or assets, tangible or intangible except Permitted Encumbrances;

(m) adoption, modification or termination of any: (i) material employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant, (ii) Benefit Plan or (iii) collective bargaining or other agreement with a Union, in each case whether written or oral;

(n) any loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its stockholders, directors, officers and employees;
(o) entry into a new line of business or abandonment or discontinuance of existing lines of business;

(p) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(q) acquisition by merger or consolidation with, or by purchase of all or substantially all of the assets or stock of, or by any other manner, any business or any Person or any division thereof; or
(r) execution of any Contract to do any of the foregoing.

Section 3.08 Compliance.  Except as set forth on Section 3.08 of the Disclosure Schedule and/or the Requisite SEC Reports filed on or prior to the date hereof, neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received, since the IPO Date, notice of a claim that it is in default under or that it is in violation of, any Material Contract except as has been permanently waived or otherwise resolved.

Section 3.09 Title to Assets; Real Property.

(a) Each of the Company and its Subsidiaries has good and valid (and, in the case of owned Real Property, good and marketable fee simple) title to, or a valid leasehold interest in, all Real Property and material personal property and other material assets described in the Balance Sheet as owned or

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leased by them or acquired after the Balance Sheet Date, other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date.

(b) All such properties and assets (including leasehold interests) are free and clear of Encumbrances except for the following (collectively referred to as “Permitted Encumbrances”):
(i) those items set forth in Section 3.09(b) of the Disclosure Schedule and/or in any Requisite SEC Report;
(ii) Liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures and for which there are adequate accruals or reserves on the Balance Sheet;

(iii) mechanics’, warehousemen’s, carriers’, workmen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business consistent with past practice or by operation of law on amounts that are not delinquent and which are not, individually or in the aggregate, material to the Company or any of its Subsidiaries, or that materially interfere with the intended use of such properties and assets;

(iv) other than with respect to owned Real Property, Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the Company or any of its Subsidiaries, or that materially interfere with the intended use of such properties and assets;

(v) (A) Liens arising in connection with worker’s compensation, unemployment insurance, old age pensions and social security benefits which are not overdue or are being contested in good faith by appropriate proceedings, (B) Liens arising by operation of Law on insurance policies and proceeds thereof to secure premiums thereunder, (C) statutory or common law Liens to secure landlords or lessors under leases or rental agreements regarding the premises or assets rented to the extent that no payment or performance under any such lease or rental agreement is delinquent, (D) building, zoning, entitlement and other land, environmental and similar restrictions, ordinances and regulations and all amendments and additions thereto, and (E) all assessments, water charges and sewer rents not due or payable; or

(vi) Mortgages, easements, rights of first refusal, options, restrictions and covenants  with respect to any properties or assets of the Company or its Subsidiaries which do not materially interfere with the intended use of such properties or assets.

Section 3.10 Intellectual Property.

(a) No action, suit, proceeding, hearing, investigation, claim or demand is pending or, to the Knowledge of the Company, is threatened, that challenges the validity, enforceability, registration, ownership or use of any patent, patent application, trademark registration or application, Internet domain name registration or copyright registration or application owned by the Company or any of its Subsidiaries.

(b) To the Knowledge of the Company:  (i) neither the Company nor any of its Subsidiaries is infringing, misappropriating, diluting or otherwise violating any third party’s Intellectual Property rights, except for such infringements, misappropriations, dilutions, or other violations that would not reasonably be expected to be material to the Company or its Subsidiaries. As of the date of this

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Agreement, there is no claim of any such infringement, misappropriation, dilution or violation pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries. To the Knowledge of the Company, no third party is infringing, misappropriating, diluting or otherwise violating the Intellectual Property owned by the Company or any of its Subsidiaries in any manner that would reasonably be expected to be material to the Company and its Subsidiaries and there is no such claim pending or threatened against any third party by the Company or any of its Subsidiaries.

Section 3.11 Disclosure Controls and Procedures.  The Company has in place “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act), the effectiveness of which is disclosed by the Company in the Requisite SEC Reports.

Section 3.12 Insurance.  The insurance policies of the Company and its Subsidiaries are in full force and effect. Neither the Company nor any of its Subsidiaries has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such insurance policies. Such insurance policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Company and its Subsidiaries, and the Company reasonably believes that they are sufficient to protect the Company and its Subsidiaries against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

Section 3.13 Legal Proceedings; Governmental Orders.

(a) Except as set forth in Section 3.13(a) of the Disclosure Schedule and/or in the Requisite SEC Reports filed on or prior to the date hereof, there are no Actions pending against the Company or its assets or properties or, to the Company’s Knowledge, pending or threatened against or by the Company or any of its Subsidiaries or affecting any of their respective assets or properties (or by or against the Company or any Affiliate thereof and relating to the Company or any of its Subsidiaries) that, if adversely determined, would, individually or in the aggregate reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, no event has occurred or circumstances exist that would reasonably be expected to give rise to, or serve as a basis for, any such Action.

(b) Except as set forth in Section 3.13(b) of the Disclosure Schedule, there are no material outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against the Company or any of its Subsidiaries or any of their respective properties or assets. The Company and each of its Subsidiaries is in compliance with the terms of each material Governmental Order applicable to it. No event has occurred or circumstances exist that would reasonably be expected to constitute or result in (with or without notice or lapse of time) a violation of any such Governmental Order.

Section 3.14 Compliance With Laws; Permits.

(a) Except as set forth in Section 3.14(a) of the Disclosure Schedule and/or the Requisite SEC Reports filed on or prior to the date hereof, the Company and each of its Subsidiaries has, since the IPO Date, complied, and is now complying, in all material respects, with all Laws applicable to it or its business, properties or assets.

(b) Except as set forth in the Requisite SEC Reports filed on or prior to the date hereof, all material Permits required for the Company and each of its Subsidiaries to conduct its business have been obtained by it and are valid and in full force and effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any such Permit.

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Section 3.15 Environmental Matters.  Except as set forth in the Requisite SEC Reports filed on or prior to the date hereof, the Company and its Subsidiaries (i) are in material compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in material compliance with all terms and conditions of all such permits, licenses and approvals.

Section 3.16 Employee Benefit Matters.  Each “employee benefit plan” within the meaning of Section 3(3) of ERISA which is maintained, sponsored, contributed to, or required to be contributed to by the Company or any of its ERISA Affiliates or Subsidiaries for the benefit of any current or former employee, officer or director of the Company or any of its Subsidiaries (each, a “Benefit Plan”) has been established, administered and maintained in accordance with its terms in all material respects and in material compliance with all applicable Laws (including ERISA and the Code).

Section 3.17 Employment Matters.  None of the Company nor any of its Subsidiaries is, and has not been since the IPO Date, a party to, bound by, or negotiated any collective bargaining agreement or other Contract with a union, works council or labor organization (collectively, “Union”), and there is not, and has not been since the IPO Date, any Union representing or purporting to represent any employee of the Company or any of its Subsidiaries. Since the IPO Date, there has not been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor disruption or dispute with respect to the Company or its Subsidiaries.

Section 3.18 Taxes.

(a) Except as set forth in Section 3.18 of the Disclosure Schedule and/or the Requisite SEC Reports filed on or prior to the date hereof, each of the Company and its Subsidiaries has timely filed (taking into account all extensions for filing) all Tax Returns that it was required to file. All such Tax Returns are complete and correct in all material respects.  All Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid other than any which the Company or any of its Subsidiaries is contesting in good faith by appropriate procedures and adequate accruals or reserves (as determined in accordance with GAAP) have been established on the books and financial statements of the Company or such Subsidiary for such Taxes.

(b) Each of the Company and its Subsidiaries has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, stockholder or other party, and complied with all information reporting and backup withholding provisions of applicable Law.

(c) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company or any of its Subsidiaries.
(d) All deficiencies asserted, or assessments made, against the Company or any of its Subsidiaries as a result of any examinations by any taxing authority have been fully paid.

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(e) Except as set forth in Section 3.18 of the Disclosure Schedule, none of the Company nor any of its Subsidiaries is a party to any pending Action or to the Company's knowledge any threatened Action, in each such case by any taxing authority.

(f) None of the Company nor any of its Subsidiaries has been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes, other than the group of which the Company is the common parent. None of the Company nor any of its Subsidiaries has any Liability for Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract or otherwise.

Section 3.19 Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions or any Transaction Document based upon arrangements made by or on behalf of the Company.

Section 3.20 Transactions With Affiliates.  Except as set forth in the SEC Reports filed on or prior to the date hereof and the Transaction Documents, there are no Contracts or other transactions between or among the Company or any of its Subsidiaries, on the one hand, and any officer, director, employee, present or former stockholder (including any spouse, parent, sibling, descendants (including adoptive relationships and stepchildren) of any such natural persons, or trust or other entity in which any such natural persons or such other individuals owns or otherwise holds any beneficial interest in) or Affiliate of the Company or any of its Subsidiaries, on the other hand.

Section 3.21 Sarbanes Oxley; Internal Accounting Controls.  The Company and its Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes Oxley Act of 2002 applicable to it.

Section 3.22 Investment Company.  The Company is not, and immediately after receipt of payment for the Shares and Warrants, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 3.23 Registration Rights.  Except as contemplated by the Transaction Documents, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

Section 3.24 Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge would reasonably be expected to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any written notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received written notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

Section 3.25 Application of Takeover Protections.  The Company has not adopted a poison pill (including any distribution under a rights agreement).  The board of directors of the Company has

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authorized the Transactions, which authorization satisfies the board approval requirements of Mo. Rev. Stat. 351.459(2).

Section 3.26 No Integrated Offering.  Assuming the accuracy of the Investor’s representations and warranties set forth in Article IV and compliance with its covenants in Article VI, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions of the Trading Market.

Section 3.27 Acknowledgment Regarding Investor’s Purchase of Securities.  The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the Transactions. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the Transactions and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the Transactions is merely incidental to the Investor’s purchase of the Shares and Warrants. The Company further represents to the Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the Transactions by the Company and its representatives.

Section 3.28 Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent, if any, in connection with the placement of the Securities.

Section 3.29 Office of Foreign Assets Control.  Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

Section 3.30 U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon the Investor’s request.

Section 3.31 Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

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ARTICLE IV Representations and Warranties of Investor

Investor represents and warrants to the Company that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Investor.  Investor is a limited liability company duly organized, validly existing and in good standing under the Laws of the state of Delaware. Investor has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Investor is a party, to carry out its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by Investor of this Agreement and any other Transaction Document to which Investor is a party, the performance by Investor of its obligations hereunder and thereunder and the consummation by Investor of the Transactions have been duly authorized by all requisite limited liability company action on the part of Investor. This Agreement has been duly executed and delivered by Investor, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms. When each other Transaction Document to which Investor is or will be a party has been duly executed and delivered by Investor (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Investor enforceable against it in accordance with its terms except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable Law.

Section 4.02 No Conflicts; Consents.  The execution, delivery and performance by Investor of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the Transactions, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of formation, operating agreement or other organizational documents of Investor; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Investor; or (c) require the consent or waiver of, notice to or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Investor is a party or by which it is bound or to which any of its properties and assets are subject except for (solely in regards to the foregoing clause (c)) any such consent, waiver, notice, conflict, violation, breach, default, acceleration, right to accelerate, terminate, modify or cancel that would not reasonably be expected to, individually or in the aggregate, materially interfere with the Investor’s ability to comply with its obligations under any Transaction Document.  No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Investor in connection with the execution and delivery of this Agreement and the other Transaction Documents and the consummation by the Investor of the Transactions.

Section 4.03 Investment Purpose.  Investor is acquiring the Securities pursuant to an exemption from registration under the Securities Act solely for its own account for investment purposes, not as nominee or agent, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.  Investor acknowledges that the Securities are not registered under the Securities Act, or any state securities laws, and that the Securities may not be transferred or sold, and Investor agrees not to transfer or sell the

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Securities, except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 4.04 Investor Status.  At the time Investor was offered the Shares and the Warrants, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act. Investor is not a broker-dealer registered under Section 15 of the Exchange Act. Investor is acting alone in its determination as to whether to invest in the Securities. Investor is not party to any voting agreements or similar arrangements with respect the Securities. Investor is not a member of a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, voting or disposing of the Securities.

Section 4.05 General Solicitation.  Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

Section 4.06 Experience of Investor.  Investor, either alone or together with its representatives, (a) has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, (b) has so evaluated the merits and risks of such investment and (c) based thereon and on its own knowledge, has formed an independent judgment concerning the advisability of the Transactions. Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

Section 4.07 Disclosure of Information.  Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

Section 4.08 Restricted Securities.  Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (ii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

Section 4.09 Financing.  Investor currently has capital commitments sufficient to, and at the Closing will have available funds necessary to, consummate the Transactions and pay the Purchase Price on the terms and conditions contemplated by this Agreement. As of the date hereof, Investor is not aware of any reason why the funds sufficient to fulfill its obligations under the Transaction Documents (including paying the Purchase Price) will not be available on the Closing Date.

Section 4.10 Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions or any Transaction Document based upon arrangements made by or on behalf of Investor.

Section 4.11 No Other Company Representations or Warranties.  Except for and solely to the extent of the representations and warranties expressly set forth in Article III and such representations and warranties set forth in the other Transaction Documents, Investor hereby acknowledges that neither the Company nor any of its Subsidiaries, nor any other Person, has made or is making, and Investor has not relied on and is not relying on, any other representation or warranty of any kind whatsoever, whether oral

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or written, express or implied, statutory or otherwise, with respect to the Securities, the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, including with respect to any information provided or made available to the Investor or any of its Representatives or any information developed by the Investor or any of its Representatives. The Investor, on behalf of itself and on behalf of its Affiliates, expressly waives any such claim relating to any such other representations or warranties, except with respect to fraud.

Section 4.12 Arm’s Length Transaction.  The Investor is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the Transactions. Additionally, without limiting the representations and warranties of the Company in Article III, the Investor (a) is not relying on the Company for any legal, tax, investment, accounting or regulatory advice, (b) has consulted with its own advisors concerning such matters and (c) shall be responsible for making its own independent investigation and appraisal of the Transactions.

Section 4.13 Private Placement Consideration.  Investor understands and acknowledges that: (a) its representations and warranties contained herein are being relied upon by the Company as a basis for availing itself of such exemption and other exemptions under the securities Laws of all applicable states and for other purposes and (b) no U.S. state or federal agency has made any finding or determination as to the fairness of the terms of the sale of the Preferred Shares or any recommendation or endorsement thereof.

Section 4.14 Certain Transactions and Confidentiality.  Other than consummating the Transactions, Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the Transactions and ending immediately prior to the execution hereof. Investor has maintained the confidentiality of all disclosures made to it in connection with the Transactions (including the existence and terms of this transaction).

Section 4.15 Rule 506.  Investor is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

ARTICLE V Conditions to Closing

Section 5.01 Conditions to Obligations of All Parties.  The obligations of each party to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making any of the Transactions illegal, otherwise restraining or prohibiting consummation of any of the Transactions or causing any of the Transactions to be rescinded following completion thereof.

(b) (i) Holders of not less than a majority of the issued and outstanding shares of Common Stock shall have approved the Corporate Actions contemplated by clauses (a), (b) and (d) of the definition of “Corporate Actions” and (ii) a majority of the total votes cast on the proposal shall have approved the Corporate Actions contemplated by clause (c) of the definition of “Corporate Actions” (the “Stockholder Approval”).

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(c) All Corporate Filings shall have been completed.

Section 5.02 Conditions to Obligations of Investor.  The obligations of Investor to consummate the Transactions shall be subject to the fulfillment or Investor’s waiver, at or prior to the Closing, of each of the following conditions:

(a) This Agreement and each of the other Transaction Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to Investor.

(b) All of the Company’s representations and warranties in Article III (i) shall have been accurate in all material respects as of the date of this Agreement and (ii) shall be accurate in all material respects as of the time of the Closing (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date and except that no effect shall be given to the exception in the first paragraph of Article III relating to obtaining Stockholder Approval and completing Corporate Filings for purposes of this clause (ii)).

(c) The Company shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(d) Investor shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of the Company certifying:

(i) that attached thereto are true and complete copies of all resolutions and other consents adopted by the board of directors and stockholders (including the Stockholder Approval) of the Company authorizing and approving the execution, delivery, filing and performance of this Agreement and the other Transaction Documents and the consummation of the Transactions, and that all such resolutions and consents are in full force and effect as of the Closing and are all the resolutions and consents adopted in connection with the Transactions;

(ii) that attached thereto are true and complete copies of the articles of incorporation, by-laws or other organizational documents of the Company and that such organizational documents are in full force and effect as of the Closing; and

(iii) the names and signatures of the officers of the Company authorized to sign this Agreement, the other Transaction Documents and the other documents to be delivered hereunder and thereunder.
(e) The Company shall have provided to Investor evidence of the completion of the Corporate Filings.
(f) The Company shall have delivered, or caused to be delivered, to Investor each of the following, each in form and substance satisfactory to Investor:
(i) stock certificates evidencing the Shares;
(ii) an opinion of legal counsel to the Company, dated as of the Closing Date, in form and substance reasonably acceptable to Investor and Company;

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(g) The Company shall have delivered, or caused to be delivered, to Investor an executed Indemnification Agreement, dated as of the Closing Date, in form and substance reasonably acceptable to Investor and Company for Investor’s representative nominated to the board of directors of the Company pursuant to the terms of the Stockholders Agreement.

(h) Such other documents or instruments as Investor reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Stockholders Agreement (including the Voting Agreement in substantially the form of Exhibit E).

(i) Investor shall have received satisfactory evidence that Lender shall have eliminated from the loan documentation with Lender any provision requiring the Company to fund a reserve or other similar account in the event of the failure to meet a specified financial ratio.

Section 5.03 Conditions to Obligations of the Company.  The obligations of the Company to consummate the Transactions shall be subject to the fulfillment or the Company’s waiver, at or prior to the Closing, of each of the following conditions:

(a) This Agreement and each of the other Transaction Documents shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to the Company.

(b) All of Investor’s representations and warranties in Article IV (i) shall have been accurate in all material respects as of the date of this Agreement and (ii) shall be accurate in all material respects as of the time of the Closing (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date).

(c) Investor shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed, satisfied or complied with by Investor at or prior to the Closing.

(d) The Company shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Investor certifying the names and signatures of the officers of Investor authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder.

(e) Investor shall have delivered to the Company cash in an amount equal to the Purchase Price by wire transfer in immediately available funds, to an account or accounts designated in writing by the Company to Investor.

ARTICLE VI Covenants

Section 6.01 Affirmative Covenants.  Unless the Company has received the prior written consent or waiver of the Investor, the Company and its Subsidiaries shall, between the date hereof and the Closing Date, be subject to each of the following covenants:

(a) The Company shall, and shall cause each of its Subsidiaries to, maintain (i) under the Laws of its respective state of incorporation or formation its valid corporate or other existence and good standing and (ii) all material Permits necessary to the conduct of its businesses.

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(b) The Company shall, and shall cause each of its Subsidiaries to, comply with all Laws applicable to it or its business, properties or assets, the violation of which would reasonably be expected to have a Material Adverse Effect.

(c) The Company shall, and shall cause each of its Subsidiaries to, pay and discharge all Taxes due and owing by the Company or such Subsidiary before the same becomes delinquent and before penalties accrue thereon, unless and to the extent such Taxes are being contested in good faith by appropriate procedures and adequate accruals or reserves (as determined in accordance with GAAP) have been established on the books and financial statements of the Company or such Subsidiary for such Taxes.

(d) The Company shall, and shall cause each of its Subsidiaries to, pay and discharge all claims for labor, material and supplies which, if unpaid and delinquent, would become under applicable Law a Lien upon property of the Company or any of its Subsidiaries, unless and to the extent such claims are being contested in good faith by appropriate procedures or adequate accruals or reserves (as determined in accordance with GAAP) have been established on the books and financial statements of the Company or such Subsidiary for such claims.

(e) The Company shall, and shall cause each of its Subsidiaries to, maintain and keep its properties and assets in good repair, working order and condition, ordinary wear and tear excepted and exclusive of any damage to such properties and assets adequately covered by insurance.

(f) The Company shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies (i) property and casualty and other insurance covering risks and hazards of such types and in such amounts as are customary for adequately insured companies of similar size engaged in similar industries and lines of business, and (ii) directors’ and officers’ liability insurance on terms and conditions reasonably satisfactory in all material respects to Investor.

Section 6.02 Assurances Prior to Closing.  Subject to the terms and conditions of this Agreement and subject to applicable law, the rules and regulations of the Trading Market and the Company’s articles of incorporation and bylaws, the Company shall use its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Transactions as promptly as reasonably practicable after the date hereof, including promptly preparing and filing a proxy statement with the SEC which proxy statement shall contain the recommendation of the board of directors of the Company to vote in favor of the Transactions, including the Corporate Actions, provided that nothing herein shall be interpreted as requiring the board of directors of the Company to recommend, continue to recommend, or refrain from withdrawing or modifying any recommendation in favor of the Transactions to the extent the board of directors of the Company determines in good faith, after consultation with its outside counsel, that to do so would result in the violation of its fiduciary duties under applicable Law.  Notwithstanding the foregoing, the Investor acknowledges and agrees that the Company may defer seeking the Stockholder Approval until its annual meeting of stockholders provided that such annual meeting of stockholders is validly convened on or before October 25, 2016.  Prior to filing any preliminary or other proxy statement (or any amendment) with the SEC, the Company will provide the Investor reasonable opportunity to comment on such preliminary or other proxy statement (or amendment) and the Company will include in any such preliminary or other proxy statement (or amendment) so filed with the SEC any modifications or amendments reasonably proposed by the Investor or its counsel. Investor agrees to vote all shares of Common Stock beneficially owned by Investor or any Affiliate of Investor in favor of the actions subject to the Stockholder Approval, at every duly called meeting of the stockholders of the Company at which such matters are duly considered and at every adjournment or postponement thereof.

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Section 6.03 Further Assurances.

(a) Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Transactions.

(b) The Company shall pay when due all transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any real property transfer Tax and any other similar Tax). The Company shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Investor shall cooperate with respect thereto as necessary).

(c) The Company shall treat the Series A Preferred Stock as equity for U.S. federal income tax purposes and shall file all of its Tax Returns in a manner that is consistent with such treatment.

(d) The Company shall provide prompt written notice to Investor upon becoming aware of any facts or circumstances that would reasonably be expected to cause the condition set forth in Section 5.02(b)(ii) to be incapable of fulfillment.

Section 6.04 Option to Issue.

(a) The Investor hereby grants the option to the Company pursuant to which the Company may by written notice at any time, and from time to time, from the Closing Date until the date that is two (2) years from the Closing Date require Investor to purchase up to an additional 20,000 shares of Series A Preferred Stock (the “Additional Shares) for a purchase price of $1,000 per Additional Share. Any sale of Additional Shares shall be on identical economic terms and conditions as those set forth in the Transaction Documents (including conversion price, warrant coverage and exercise price). Subject to the immediately preceding sentence, any sale of Additional Shares shall (i) be subject to terms and conditions (other than economic terms and conditions which shall be identical to those contained in the Transaction Documents) substantially the same as those set forth in the Transaction Documents, and (ii) include warrants with terms and conditions (including warrant coverage and exercise price) substantially the same as those set forth in the Transaction Documents.

(b) In addition to the conditions set forth in Section 6.04(a), the obligations of the Investor to purchase the Additional Shares shall be subject to the fulfillment of each of the following conditions:

(i) No Material Adverse Effect shall have occurred or be continuing;

(ii) The average closing price of the Common Stock for the ten trading days preceding the execution of definitive documents evidencing the sale of the Additional Shares to the Investor is not less than the Stock Price;

(iii) The Investor shall be reasonably satisfied with the manner in which the Company intends to use the net cash proceeds from the sale of the Additional Sales; and
(iv) The Company shall have successfully implemented an EB-5 Immigrant Investor Program with respect to Mount Snow and one investors’ applications shall have been approved.

Section 6.05 Furnishing of Information.  Until the earliest of the time that (i) the Investor does not own Shares or (ii) the Warrants have expired, the Company covenants to maintain the registration of

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the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

Section 6.06 Securities Laws Disclosure, Publicity.  The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the Transactions and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto (including the Disclosure Schedule), with the SEC within the time required by the Exchange Act. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Investor, which consent shall not be unreasonably withheld, conditioned or delayed, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investor with prior notice of such disclosure permitted under this clause (b).  Investor hereby acknowledges that it is aware, and that it will advise its Affiliates and Representatives who are provided material non-public information concerning the Company or its securities, that the United States securities Laws prohibit any Person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communication of such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

Section 6.07 Use of Proceeds.  The Company shall use the net proceeds from the sale of the Shares and Warrants hereunder for general corporate purposes, including working capital purposes and growth investments, and shall not use such proceeds in violation of FCPA or OFAC regulations.

Section 6.08 No Integration. Investor shall take no action prior to Closing to become a group such that any Transaction would require any stockholder approval (other than the Stockholder Approval).
ARTICLE VII Indemnification
Section 7.01 Survival.

(a) Notwithstanding anything herein to the contrary, “survival” of any representation, warranty, covenant or agreement means that a party may only seek indemnification for non-fulfillment or breach thereof if such non-fulfillment or breach is discovered, and written notice of such non-fulfillment or breach with reasonable details regarding the known facts or circumstances giving rise thereto (a “Claim Notice”) is provided in accordance with this Article VII, prior to the expiration of the applicable survival period, and thereafter such claim for indemnification may be pursued until the final resolution of such claim in accordance with the provisions of this Article VII.  A Claim Notice may not be based solely on supposition or conjecture.

(b) All representations and warranties contained herein and the covenants contained in Section 6.01 shall expire at 11:59 p.m. on the date that is eighteen (18) calendar months after the Closing Date; provided,  however, that the representations and warranties set forth in Sections 3.01(a), (c) and (d),  Section 3.02,  Section 3.05,  Section 3.19,  Section 3.25,  Section 4.01 and Section 4.10 (each of the foregoing, a “Fundamental Representation”) shall survive the closing indefinitely and provided, further, that  the representations and warranties set forth in Section 3.18 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60

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days. All covenants and agreements of the parties contained herein (other than the covenants in Section 6.01) shall survive the Closing indefinitely or for the period explicitly specified therein.
Section 7.02 Indemnification.

(a) Subject to the other terms and conditions of this Article VII, the Company shall indemnify and defend Investor and its Representatives against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, any of them based upon, arising out of, with respect to or by reason of: (i) any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Company pursuant to this Agreement or (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Company pursuant to this Agreement.

(b) Subject to the other terms and conditions of this Article VII, the Investor shall indemnify and defend the Company and its Representatives against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, any of them based upon, arising out of, with respect to or by reason of: (i) any inaccuracy in or breach of any of the representations or warranties of the Investor contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Investor pursuant to this Agreement or (ii) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Investor pursuant to this Agreement.

Section 7.03 Third Party Claims.

(a)Promptly after receipt by a Person entitled to indemnity under Section 7.02 (an “Indemnified Person”) of notice of the assertion of a Third Party Claim against it, such Indemnified Person shall give notice to the Person obligated to indemnify under Section 7.02 (an “Indemnifying Person”) of the assertion of such Third Party Claim, provided that the failure to notify the Indemnifying Person will not relieve the Indemnifying Person of any liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such Third Party Claim is prejudiced by the Indemnified Person’s failure to give such notice.

(b)The Indemnifying Person shall be entitled to participate in the defense of such Third Party Claim and, to the extent that it wishes (unless (i) the Indemnifying Person is also a Person against whom the Third Party Claim is made and the Indemnified Person determines in good faith that joint representation would be inappropriate or (ii) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such Third Party Claim and provide indemnification with respect to such Third Party Claim), to assume the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Person.  After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such Third Party Claim, the Indemnifying Person shall not, so long as it diligently conducts such defense, be liable to the Indemnified Person under this Article VII for any fees of other counsel or any other expenses with respect to the defense of such Third Party Claim, in each case subsequently incurred by the Indemnified Person in connection with the defense of such Third Party Claim.  If the Indemnifying Person assumes the defense of a Third Party Claim, no compromise or settlement of such Third Party Claims may be effected by the Indemnifying Person without the Indemnified Person’s prior written consent (which shall not be unreasonably conditioned, delayed or withheld) unless (A) there is no finding or admission of any violation of Law or any violation of the rights of any Person; and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person.  If notice is given to an Indemnifying Person of the assertion of any Third Party Claim and the Indemnifying Person does not, within twenty (20) days after the Indemnified Person’s notice is given, give notice to the Indemnified

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Person of its election to assume the defense of such Third Party Claim, the Indemnified Person shall assume the defense of such Third Party Claim.  If the Indemnified Person assumes the defense of a Third Party Claim, no compromise or settlement of such Third Party Claims may be effected by the Indemnified Person without the Indemnifying Person’s prior written consent (which shall not be unreasonably conditioned, delayed or withheld).  An Indemnifying Person that elects not to assume the defense of a Third Party Claim shall be permitted to participate in such defense at its own expense.

(c)With respect to any Third Party Claim subject to indemnification under this Article VII: (i) both the Indemnified Person and the Indemnifying Person, as the case may be, shall keep the other Person fully informed of the status of such Third Party Claim and any related Proceedings at all stages thereof where such Person is not represented by its own counsel, and (ii) the parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Third Party Claim.

(d)Subject to the limitations set forth in this Article VII, a claim for indemnification for any matter not involving a Third Party Claim may be asserted by a written claim notice in accordance with Section 7.01 to the party from whom indemnification is sought.

Section 7.04 Certain Limitations.

(a) The Company shall not be liable to the Indemnified Persons for indemnification under Section 7.02(a) (other than with respect to a claim for indemnification based upon, arising out of, with respect to or by reason of any inaccuracy in or breach of any representation or warranty in the Fundamental Representations), until the aggregate amount of all Losses in respect of indemnification under Section 7.02(a) (other than with respect to a claim for indemnification based upon, arising out of, with respect to or by reason of any inaccuracy in or breach of any representation or warranty in the Fundamental Representations) exceeds $200,000, in which event the Company shall be required to pay or be liable for only such Losses as exceed such threshold.

(b) For purposes of this Article VII, any inaccuracy in or breach of any representation or warranty shall be determined without regard to materiality, “Material Adverse Effect” or other similar qualification contained in or otherwise applicable to such representation or warranty.

Section 7.05 Payments.  Once a Loss is agreed to by the Indemnifying Person or finally adjudicated to be payable pursuant to this Article VII, the Indemnifying Person shall satisfy its obligations within 15 Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. The parties hereto agree that should the Indemnifying Person not make full payment of any such obligations within such 15 Business Day period, any amount payable shall accrue interest from and including the date of agreement of the Indemnifying Person or final, non-appealable adjudication to and including the date such payment has been made at a rate per annum equal to 8%. Such interest shall be calculated daily on the basis of a 365-day year and the actual number of days elapsed.

Section 7.06 Tax Treatment of Indemnification Payments.  All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

Section 7.07 Effect of Investigation.  No party shall be required to indemnify any Person under Section 7.02 if the Person seeking indemnification had actual knowledge prior to Closing of the breach giving rise to such claim for indemnification.

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Section 7.08 Exclusive Remedies.  Subject to Section 9.12, the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud on the part of a party hereto in connection with the Transactions) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article VII. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other party hereto and its Affiliates and each of their respective Representatives arising under or based upon any Law, other than claims arising from fraud on the part of a party hereto in connection with the Transactions and except pursuant to the indemnification provisions set forth in this Article VII. Nothing in this Section 7.08 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any party’s fraud.

Section 7.09 Non-Recourse.  This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, and, subject only to the specific contractual provisions hereof, no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Person”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transactions or in respect of any representations or warranties made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Person.

ARTICLE VIII Termination
Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing Date:
(a) upon the mutual written consent of the Company and the Investor;
(b) by the Company if any of the conditions set forth in Section 5.01 or 5.03 becomes incapable of fulfillment;
(c) by the Investor if any of the conditions set forth in Section 5.01 or 5.02 becomes incapable of fulfillment; or

(d) by written notice by the Investor to the Company or by the Company to the Investor, if the Closing Date shall not have occurred on or before November 15, 2016,

except that (i) the Investor may not so terminate this Agreement pursuant to clause (c) or (d) if the incapability of such fulfillment or absence of such occurrence is due to the breach by Investor of any of its representations, warranties, covenants or agreements under this Agreement or any other Transaction Document and (ii) the Company may not so terminate this Agreement pursuant to clause (b) or (d) if the

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incapability of such fulfillment or absence of such occurrence is due to the breach by the Company of any of its representations, warranties, covenants or agreements under this Agreement or any other Transaction Document.

Section 8.02 Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 8.01, this Agreement (other than with respect to Article I, this Section 8.02 and ARTICLE IX, which shall continue in effect) shall thereafter terminate and have no effect, without any liability on the part of any party or its Affiliates or representatives in respect thereof, except that nothing herein will relieve any party from liability for any prior breach of this Agreement. If this Agreement is terminated pursuant to Section 8.01 because of the failure to obtain Stockholder Approval and the board of directors of the Company has failed to recommend or continue to recommend or has withdrawn or modified its recommendation to vote in favor of the Transactions, including the Corporate Actions, the Company shall not later than three (3) Business Days after a request by the Investor, reimburse the Investor for its out of pocket expenses (including legal fees) incurred in connection with the Transactions up to a maximum aggregate amount of $125,000.

ARTICLE IX Miscellaneous

Section 9.01 Public Announcements.  No party hereto shall issue any press release or make any other public announcement or disclosure with respect to this Agreement and the Transactions without the prior written consent of the other party, except for any press release, public announcement or other public disclosure that is required by applicable law or governmental regulations, by order of a court of competent jurisdiction, or by securities exchange to which the relevant party is subject, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Prior to making any such required disclosure the disclosing party shall have given written notice to the non-disclosing party describing in reasonable detail the proposed content of such disclosure and shall permit the non-disclosing party to review and comment upon the form and substance of such disclosure.

Section 9.02 Expenses.  Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 9.03 Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.03):

If to the Company:	Peak Resorts, Inc.
17409 Hidden Valley Drive Wildwood, MO 63025

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E-mail: timboyd@skihv.com
Attention: Chief Executive Officer
with a copy to:	Armstrong Teasdale
7700 Forsyth Blvd., Suite 1800 Clayton, MO 63105
Facsimile: 314.552.4886
E-mail: jbyrne@armstrongteasdale.com
Attention: Jennifer R. Byrne
If to Investor:	CAP 1 LLC
655 Madison Avenue New York, NY 10065
Facsimile: 212 317 4169
E-mail: rh@srllc.com
Attention: Rory Held
with a copy to:	Chadbourne & Parke LLP 1301 Avenue of the Americas New York, NY 10019 - 6022
Facsimile: 212-541-5369
E-mail: fvellucci@chadbourne.com
Attention: Frank S. Vellucci

Section 9.04 Interpretation.  For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedule and Exhibits mean the Articles and Sections of, and Disclosure Schedule and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The

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Disclosure Schedule and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.
Section 9.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.06 Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the greatest extent possible.

Section 9.07 Entire Agreement.  This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter, including the Summer Road/ Peak Term Sheet dated as of June 28, 2016. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits and Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule), the statements in the body of this Agreement will control.

Section 9.08 Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign all or any portion of its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, that prior to the Closing Date, Investor may, without the prior written consent of the Company, assign all or any portion of its rights under this Agreement to one or more of its Affiliates.

Section 9.09 No Third-Party Beneficiaries.  Except as provided in Article VII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 9.10 Amendment and Modification; Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 9.11 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

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(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK AND COUNTY OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11(c).

Section 9.12 Specific Performance.  The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking, in addition to any other remedy to which they are entitled at law or in equity.

Section 9.13 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 9.14 Disclosure Schedule.  The Disclosure Schedule is incorporated herein and expressly made a part of this Agreement as though completely set forth herein.  The inclusion of any matter in any Section of the Disclosure Schedule shall not constitute an admission that such matter is material, is required to be disclosed therein or would reasonably be expected to have a Material Adverse Effect.  The information in the Disclosure Schedule constitutes (a) exceptions to particular representations, warranties, covenants and obligations of Seller as set forth in this Agreement or (b) descriptions or lists of assets and liabilities and other items referred to in this Agreement.  Notwithstanding any specific reference to a section or part of this Agreement in any of the disclosures set

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forth in the Disclosure Schedule, such disclosures shall be deemed to have been disclosed with respect to all other sections of this Agreement to which such disclosure is reasonably apparent.  Terms used in the Disclosure Schedule and not otherwise defined therein shall have the same meanings as are ascribed to such terms in this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PEAK RESORTS, INC.
By /s/ Timothy D. Boyd
Name: Timothy D. Boyd
Title: President/CEO

CAP 1 LLC
By /s/ David Sackler
Name: David Sackler
Title: President

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EXHIBIT A

CERTIFICATE OF DESIGNATION OF

SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

PEAK RESORTS, INC.

We, Stephen Mueller, Chief Financial Officer and Corporate Secretary, of Peak Resorts, Inc., a corporation organized and existing under the General and Business Corporation Law of Missouri (the “Company”), in accordance with the provisions of Section 351.180 under the General and Business Corporation Law of Missouri (the “Act”), DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and the Amended and Restated Bylaws (the “Bylaws”) of the Company, the Board of Directors on ______________, 2016, adopted the following resolution (the “Resolution”) creating a series of Preferred Stock designated as Series A Cumulative Convertible Preferred Stock, par value $0.01 per share:

WHEREAS, the Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”) authorize the issuance of up to 40,000 shares of preferred stock, par value $0.01 per share, of the Company (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Company (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby in this Certificate of Designation (the “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions and limitations of such series of Preferred Stock as follows:

ARTICLE I Designation.

There shall be a series of Preferred Stock that shall be designated as “Series A Cumulative Convertible Preferred Stock” (the “Series A Preferred Stock”) and the number of Shares constituting such series shall be forty thousand (40,000).  Subject to the requirements of the Act, the Articles of Incorporation and this Certificate of Designation, the number of shares of Preferred Stock that are designated as Series A Preferred Stock may be increased or decreased by

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vote of the Board; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding. The rights, preferences, powers, restrictions and limitations of the Series A Preferred Stock shall be as set forth herein.

ARTICLE II Defined Terms.

For purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Articles of Incorporation” has the meaning set forth in the Recitals.

“Board” has the meaning set forth in the Recitals.

“Bylaws” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Capital Stock” of any Person shall mean any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

“Certificate of Designation” has the meaning set forth in the Recitals.

“Change of Control” means (a) any “person” or “group” (each as used in Sections 13(d) and 14(d) of the Exchange Act) other than the Permitted Holders shall beneficially own (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) more than 50% of the Common Stock; (b) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the consolidated assets of the Company and its Subsidiaries taken as a whole; (c) any sale, transfer or issuance (or series of sales, transfers or issuances) of capital stock by the Company or the holders of Common Stock (or other voting stock of the Company) that results in the inability of the holders of Common Stock (or other voting stock of the Company) immediately prior to such sale, transfer or issuance to designate or elect a majority of the board of directors (or its equivalent) of the Company; or (d) any merger, consolidation, recapitalization or reorganization of the Company with or into another Person (whether or not the Company is the surviving corporation) that results in the inability of the holders of Common Stock (or other voting stock of the Company) immediately prior to such merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the Preamble.

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“Conditional Conversion” has the meaning set forth in Section 8.02(a).

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options, the Warrants and the Series A Preferred Stock purchased pursuant to the Purchase Agreement.

“Conversion Price” has the meaning set forth in Section 8.01.

“Conversion Shares” means the shares of Common Stock or other capital stock of the Company then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Article VIII.

“Date of Issuance” means, for any Share of Series A Preferred Stock, [CLOSING DATE OF INVESTMENT].

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expiration Date” has the meaning set forth in Section 6.02.

“Initial Investor” means CAP1 LLC.

“Junior Securities” has the meaning set forth in Section 3.01(a).

“Liquidation” has the meaning set forth in Section 5.01(a).

“Liquidation Value” means, with respect to any Share on any given date, $1,000 (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction with respect to the Series A Preferred Stock).

“Market Price” means the average closing price of the Common Stock on the twenty (20) trading days preceding the date such market price is calculated.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities other than the Warrants and the Purchase Agreement.

“Permitted Holders” means the Initial Investor, Mr. Timothy D. Boyd, Mr. Stephen J. Mueller, Mr. Richard K. Deutsch, Mr. Glenn E. Boyd, Ms. Robin Graham, the Initial Investor and their respective Affiliates.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Preferred Stock” has the meaning set forth in the Recitals.

“Purchase Agreement” means the Securities Purchase Agreement dated as of August 22, 2016 between the Company and the Initial Investor.

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“Requisite Holders” means at least a majority of the then outstanding shares of Series A Preferred Stock, voting or consenting as a separate class with one vote per Share, in person or by proxy.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Series A Preferred Stock” has the meaning set forth in Article I.

“Series A Redemption” means a redemption by the Company of all Shares of Series A Preferred Stock in accordance with Section 7.01 and the repurchase of any Shares of Series A Preferred Stock at the election of holders in accordance with Section 7.02.

“Series A Redemption Date” means the date of the closing of a Series A Redemption.

“Series A Redemption Notice” has the meaning set forth in Section 7.01.

“Series A Redemption Price” has the meaning set forth in Section 7.01.

“Share” means a share of Series A Preferred Stock.

“Stock Price” means $4.95.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Warrants” means the followings warrants issued by the Company:  Warrant Certificate No. 1 dated [_____] exercisable for 1,538,462 shares of Common Stock at an exercise price of $6.50 per share,  Warrant Certificate No. 2 dated [_____] exercisable for 625,000 shares of Common Stock at an exercise price of $8.00 per share and Warrant Certificate No. 3 dated [_____] exercisable for 555,556 shares of Common Stock at an exercise price of $9.00 per share.

ARTICLE III Rank.
Section 3.01 Rank.

The Series A Preferred Stock shall, with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (whether voluntary or involuntary), rank:

(a) senior to all classes or series of common stock and to any other class or series of Capital Stock of the Company, the terms of which expressly provide that such class or series ranks junior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon the liquidation, dissolution or winding-up of the Company (collectively, the “Junior Securities”);

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(b) on parity with any other class or series of Capital Stock of the Company, the terms of which expressly provide that such class or series ranks on parity with the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon the liquidation dissolution or winding up of the Company’s affairs;

(c) junior to any other class or series of Capital Stock of the Company, the terms of which expressly provide that such class or series ranks senior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Company’s affairs; and

(d) junior to all of the Company’s existing and future indebtedness (except indebtedness issued on or prior to the Expiration Date that is convertible into or exercisable for any class or series of capital stock).

ARTICLE IV Dividends.

Section 4.01 Accrual and Payment of Dividends.  From and after the date that is nine (9) months from the Date of Issuance, cumulative dividends on each Share shall accrue, whether or not declared by the Board and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 8% per annum on the sum of the Liquidation Value thereof.  All accrued dividends on any Share shall be paid in cash only when, as and if declared by the Board out of funds legally available therefor or upon a liquidation or redemption of the Series A Preferred Stock in accordance with the provisions of Article V or Article VII.  All accrued and accumulated dividends on the Shares shall be paid prior and in preference to any dividend or distribution on or redemption of any Junior Securities, provided that the Company may, prior to the payment of all accrued and accumulated dividends on the Shares, (a) declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock or (b) repurchase Common Stock held by employees or consultants of the Company upon termination of their employment or services pursuant to agreements providing for such repurchase.  For the avoidance of doubt, the Company may redeem or repurchase Junior Securities at any time when there are no accrued or accumulated unpaid dividends on the Series A Preferred Stock. The Company shall not be obligated to and shall not pay holders of the Series A Preferred Stock any interest or sum of money in lieu of interest if dividends are not declared with respect to any dividend period.  The amount of dividends payable on the Series A Preferred Stock shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Dollar amounts resulting from that calculation shall be rounded to the nearest cent, with one-half cent being rounded upward. Holders of Series A Preferred Stock shall not be entitled to any dividends in excess of the full cumulative dividends on the Series A Preferred Stock, as herein provided.

Section 4.02 Partial Dividend Payments.  When dividends are to be paid but not in full by the Company (or a sum sufficient to pay them in full is not set apart by the Company) on the Series A Preferred Stock and any other class or series of Capital Stock ranking, as to dividends, on parity with the Series A Preferred Stock, the Company, out of funds legally available therefor, shall declare any dividends on the Series A Preferred Stock and such other class or series of Capital Stock ranking, as to dividends, on parity with the Series A Preferred Stock pro rata, so

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that the amount of dividends so declared per share of Series A Preferred Stock and such other class or series of Capital Stock shall in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the Series A Preferred Stock and such other class of series of Capital Stock (which shall not include any accumulation in respect of unpaid dividends on such other class or series of Capital Stock for prior dividend periods if such other class or series of Capital Stock does not have a cumulative dividend) bear to each other.

ARTICLE V Liquidation.

Section 5.01 Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, and subject to the liquidation rights and preferences of any other class or series of Capital Stock ranking, as to liquidation rights, on parity with or senior to the Series A Preferred Stock in the distribution of assets, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder, plus all unpaid accrued and accumulated dividends on all such Shares (whether or not declared) to, but excluding, the date of payment, but, shall not be entitled to any further payment or other participation in any distribution of the available assets of the Company.

Section 5.02 Insufficient Assets.  If upon any Liquidation the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock and the corresponding amounts payable on all shares of each other class or series of Capital Stock ranking, as to liquidation rights, on parity with the Series A Preferred Stock in the distribution of assets, then holders of shares of Series A Preferred Stock and each such other class or series of Capital Stock ranking, as to liquidation rights, on parity with the Series A Preferred Stock shall share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

Section 5.03 Notice.  In the event of any Liquidation, the Company shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the proposed action.  Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof.  If any material change in the facts set forth in the initial notice shall occur, the Company shall promptly give written notice to each holder of Shares of such material change.

Section 5.04 No Deemed Liquidation.  Neither the consolidation or merger with or into any other Person, nor the voluntary sale, lease, transfer or conveyance of all or substantially all of the Company’s property or business shall be deemed to constitute a Liquidation.

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Section 5.05 No Participation.  Subject to the rights of the holders of any shares of any class or series of Capital Stock ranking, as to liquidation rights, on parity with the Series A Preferred Stock, after payment has been made in full to the holders of the Series A Preferred Stock, as provided in this Article V, holders of shares of Common Stock and any other class or series of Capital Stock ranking, as to rights upon any voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, junior to the Series A Preferred Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of Series A Preferred Stock shall not be entitled to share therein.

ARTICLE VI Voting; Seniority.

Section 6.01 Voting Generally.  Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration (whether at a meeting of stockholders of the Company, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law or by the provisions of this Article VI and Article XI below.  In any such vote, each Share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the Share is convertible pursuant to Article VIII herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent.  Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).  Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Company’s bylaws.

Section 6.02 Additional Preferred Stock.  Until the earlier of (x) such date as no shares of Series A Preferred Stock remain outstanding and (y) January 1, 2027 (the first to occur of which shall be the “Expiration Date”), the Company and its Subsidiaries shall not (A) create, or authorize the creation of, any additional class or series of capital stock (or any security convertible into or exercisable for any class or series of capital stock) or issue or sell, or obligate itself to issue or sell, any capital stock (or any security convertible into or exercisable for any class or series of capital stock) that grants to the holder thereof the right to (i) receive any dividend or interest payment at any time prior to the Expiration Date when there are any accrued or accumulated unpaid dividends with respect to the Series A Preferred Stock or (ii) receive any payment upon any Liquidation prior to the Expiration Date at a time when the holders of any shares of Series A Preferred Stock have not received all amounts payable under Article V with respect to the Series A Preferred Stock, (B) pay or permit to be paid any dividend or interest payment on any capital stock (or any security convertible into or exercisable for capital stock) when there are any accrued or accumulated unpaid dividends with respect to the Series A Preferred Stock, (C)  pay or permit to be paid any liquidation payment on any capital stock (or any security convertible into or exercisable for capital stock) at a time when the holders of any shares of Series A Preferred Stock have not received all amounts payable under Article V with respect to the Series A Preferred Stock or (D) issue any indebtedness convertible into or exercisable for capital stock.  In addition, prior to the Expiration Date, the

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Company shall not make any redemption payment on any capital stock (or any security convertible into or exercisable for capital stock) at any time prior to the Expiration Date when any shares of Series A Preferred Stock have not been redeemed except for the redemption of Junior Securities to the extent permitted by Section 4.01.  The foregoing shall not prohibit the Company’s ability to create, authorize the creation of, issue, sell, or obligate itself to issue (i) any indebtedness (other than, prior to the Expiration Date, indebtedness convertible into or exercisable for capital stock) or (ii) any common stock (or any capital stock convertible into or exercisable for common stock (other than any capital stock that is prohibited by this Section 6.02)).

ARTICLE VII Redemption.

Section 7.01 Redemption by the Company.  Subject to Section 7.03, at any time on or after the third anniversary of the Date of Issuance that the average closing price of the Common Stock on the thirty (30) trading days preceding written notice by the Company of its exercise of the redemption right hereunder to the holders of Series A Preferred Stock (the “Series A Redemption Notice”) is greater than 130% of the Conversion Price, the Company shall  have the right to call for redemption pursuant to such Series A Redemption Notice, out of funds legally available therefor, all or any portion of the then outstanding Shares of Series A Preferred Stock for a price per Share equal to 125% of the Liquidation Value for such Share, plus all unpaid accrued and accumulated dividends on such Share, whether or not declared (the “Series A Redemption Price”).  The Series A Redemption Price shall be paid only in cash. Subject to the holders of Shares of Series A Preferred Stock right to convert any Shares called for redemption in accordance with Article VIII, any such Series A Redemption shall occur on the date that is forty-five (45) days following receipt by the holders of Shares of Series A Preferred Stock of such Series A Redemption Notice from the Company.

Section 7.02 Redemption Upon a Change of Control.  Upon occurrence of a Change of Control, any holder of Shares of Series A Preferred Stock shall have the right to elect to have all or any portion of its then outstanding Shares of Series A Preferred Stock redeemed for cash at the Series A Redemption Price by the Company or the surviving Person of such Change of Control.  The Series A Redemption Price may, at the option of the Company, be paid in shares of Common Stock (valued at a price per share equal to the price to be paid in such Change of Control transaction).  Any such Series A Redemption shall occur immediately prior to the consummation of such Change of Control.  The Company shall not consummate any Change of Control unless immediately prior thereto the Company or the surviving Person of such Change of Control shall have paid the full Series A Redemption Price to all holders of Shares of Series A Preferred Stock who have elected to have their Shares redeemed pursuant to this Section 7.02.

Section 7.03 Remedies For Nonpayment; Condition for Redemption Pursuant to Section 7.01.

(a) Condition For Redemption by the Company. Notwithstanding anything herein to the contrary, the right of the Company to call for a Series A Redemption pursuant to Section 7.01 shall be subject to the Company having sufficient funds legally available to immediately pay, at the closing of such Series A Redemption, the Series A Redemption Price for all outstanding Shares of Series A Preferred Stock to be called for redemption.

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(b) Remedies For Nonpayment.  If on any Series A Redemption Date, all of the Shares to be redeemed are not redeemed in full by the Company (or by the surviving Person in the case of a redemption upon a Change of Control) by paying the entire Series A Redemption Price, until such unredeemed Shares are fully redeemed and the aggregate Series A Redemption Price is paid in full, (i) all of such unredeemed Shares shall remain outstanding and continue to have the rights, preferences and privileges expressed herein, including the accrual and accumulation of dividends thereon as provided in Article IV and (ii) interest on the portion of the aggregate Series A Redemption Price applicable to the unredeemed Shares shall accrue daily in arrears at a rate equal to 8% per annum, compounded quarterly.

Section 7.04 Surrender of Certificates.  On or before the Series A Redemption Date with respect to a Series A Redemption pursuant to Section 7.01, each holder of Shares of Series A Preferred Stock not otherwise electing prior to the Series A Redemption Date to convert its Shares pursuant to Article VIII shall surrender the certificate or certificates representing such Shares to the Company, in the manner and place designated in the Series A Redemption Notice, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated in the Series A Redemption Notice.  Each surrendered certificate shall be canceled and retired and the Company shall thereafter make payment of the applicable Series A Redemption Price by certified check or wire transfer to the holder of record of such certificate.

Section 7.05 Rights Subsequent to Redemption.  If on the applicable Series A Redemption Date, the Series A Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Series A Redemption Date, then on such date all rights of the holder in the Shares so redeemed and paid or tendered, including any rights to dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

ARTICLE VIII Conversion.

Section 8.01 Right to Convert.  Subject to the provisions of this Article VIII, upon the earlier of (x) a Change of Control and (y) (at any time and from time to time) on or after the date that is nine (9) months from the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Company to (a) convert all or any portion of the outstanding Shares of Series A Preferred Stock held by such holder into an aggregate number of shares of Common Stock (including any fraction of a share) as is determined by (i) multiplying the number of Shares to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion and (b) receive in cash the aggregate accrued or accumulated and unpaid dividends thereon.  The initial conversion price per Share (the “Conversion Price”) shall be $6.29 subject to adjustment as applicable in accordance with Section 8.06 below.  Notwithstanding the foregoing, if any shares of Series A Preferred Stock are called for redemption pursuant to Article VII, unless exercised prior thereto in accordance with this Article VIII, such conversion right shall cease and terminate, as to the shares of the Series A Preferred Stock to be redeemed, at 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date, unless the Company shall default in the payment of the Redemption Price therefor, as provided herein.

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Section 8.02 Procedures for Conversion; Effect of Conversion

(a) Procedures for Holder Conversion.  In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.01, a holder shall (i) submit a written election to the Company that such holder elects to convert Shares, the number of Shares elected to be converted and whether or not such conversion shall be conditioned upon a Change of Control (a “Conditional Conversion”), and (ii) surrender, along with such written election, to the Company the certificate or certificates representing the Shares being converted, duly assigned or endorsed for transfer to the Company (or accompanied by duly executed stock powers relating thereto) or, in the event the certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the holder.  The conversion of such Shares hereunder (other than a Conditional Conversion) shall be deemed effective as of the date of surrender of such Series A Preferred Stock certificate or certificates or delivery of such affidavit of loss.  Upon the receipt by the Company of a written election of conversion of Shares (other than a Conditional Conversion) and the surrender of such certificate(s) and accompanying materials, the Company shall as promptly as practicable (but in any event within ten (10) days thereafter) deliver to the relevant holder (i) a certificate in such holder’s name (or the name of such holder’s designee as stated in the written election) for the number of shares of Common Stock to which such holder shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.01 and, if applicable, (ii) a certificate in such holder’s (or the name of such holder’s designee as stated in the written election) for the number of Shares of Series A Preferred Stock represented by the certificate or certificates delivered to the Company for conversion but otherwise not elected to be converted pursuant to the written election and (c) cash in an amount equal to all accrued and accumulated and unpaid dividends on the Shares of Series A Preferred Stock to be converted.

(b) Any shares of Common Stock issuable upon a Conditional Conversion shall be issued to the applicable holder of Shares of Series A Preferred Stock in sufficient time to permit such holder to participate in the applicable Change of Control transactions (including, if applicable, to permit such holder to tender its shares of Common Stock issuable upon such Conditional Conversion into any related tender offer).  To the extent any such Change of Control transaction shall be terminated without being consummated, any shares of Common Stock previously issued upon the related Conditional Conversion shall be immediately converted back into the number of Shares of Series A Preferred Stock that were initially converted into such shares of Common Stock.  In addition, to the extent the terms and conditions of any Change of Control transaction are amended in any material respect after any holder of Shares of Series A Preferred Stock has provided a written election to convert its Shares in a Conditional Conversion, such election to convert may be revoked by such holder and any shares of Common Stock previously issued upon the related Conditional Conversion shall be immediately converted back into the number of Shares of Series A Preferred Stock that were initially converted into such shares of Common Stock.

(c) All shares of capital stock issued hereunder by the Company shall be duly and validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

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(d) Effect of Conversion.  Subject to the provisions of Section 8.02(a), all Shares of Series A Preferred Stock converted as provided in this Section 8.01 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time other than the right of the holder to receive shares of Common Stock and payment in lieu of any fraction of a Share and any accrued and accumulated and unpaid dividends (to the extent such holder has elected not to convert such dividends) in exchange therefor.

Section 8.03 Fractional Shares; Total Shares.  In connection with the conversion of any shares of the Series A Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Company shall pay cash in lieu of any fractional interest in a share in an amount equal to the product of (i) such fraction multiplied by (ii) the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the date of surrender of such Series A Preferred Stock certificate or certificates or delivery of such affidavit of loss.  If more than one share of Series A Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of whole shares of Common Stock issuable on conversion of those shares of Series A Preferred Stock shall be computed on the basis of the total number of shares so surrendered.

Section 8.04 Reservation of Stock.  The Company shall at all times when any Shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Article VIII, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.05 hereof.  The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).  The Company shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

Section 8.05 No Charge or Payment.  The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.01 shall be made without payment of additional consideration by, or other charge, cost or tax to, the holder in respect thereof.

Section 8.06 Adjustment to Conversion Price and Number of Conversion Shares.  In order to prevent dilution of the conversion rights granted under this Article VIII, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment from time to time as provided in this Section 8.06.

(a) Adjustment Upon Dividend, Subdivision or Combination of Common Stock.  If the Company shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities, or (ii)

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subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately increased.  If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately decreased.  All such adjustments under this subsection (a) shall be calculated as follows:  (i) the Conversion Price will be adjusted by multiplying the Conversion Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (ii) the number of shares of Common Stock issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Any adjustment under this Section 8.06(b) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

(b) Adjustment for Merger or Reorganization, Etc.  In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction, including a tender offer (other than any such transaction covered by Section 8.06(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer), remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any), and, in such case, appropriate adjustment (in form and substance satisfactory to the holder of such Share) shall be made with respect to such holder's rights under this Certificate of Designation to insure that the provisions of this Section 8 hereof shall thereafter be applicable as nearly as possible in relation to any shares of stock, securities or assets thereafter acquirable upon conversion of Series A Preferred Stock.

The provisions of this Section 8.06(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions (including tender offers).

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The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, or Person making such tender offer shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation (in form and substance satisfactory to the holder of such Share), the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock.

Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.06(b), each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of Section 8.01 or Section 7.02 hereunder (assuming that the transaction constitutes a Change of Control) instead of giving effect to the provisions contained in this Section 8.06(b) with respect to such holder’s Series A Preferred Stock.

(c) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than ten (10) days thereafter, the Company shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Company (or at such other address as may be provided to the Company in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by any holder of Series A Preferred Stock, but in any event not later than ten (10) days thereafter, the Company shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(d) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person or other Change of Control transactions, or sale of all or substantially all of the Company’s assets to another Person; or

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(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Company (or at such other address as may be provided to the Company in writing by such holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, other Change of Control transactions, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

ARTICLE IX Reissuance of Series A Preferred Stock.

Any Shares of Series A Preferred Stock redeemed, converted or otherwise acquired by the Company or any Subsidiary shall, automatically and without further action, be cancelled and retired promptly after the acquisition thereof and shall become authorized but unissued shares of Preferred Stock and may be reissued as part of any class or series of Preferred Stock in accordance with the Articles of Incorporation and this Certificate of Designation.

ARTICLE X Notices.

Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent (a) to the Company, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Company (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Article X).

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ARTICLE XI Amendment and Waiver.

No provision of this Certificate of Designation may be amended, modified or waived in any manner without the affirmative vote (or written consent as permitted by the Act, the Articles of Incorporation and Bylaws) of the Requisite Holders.

 [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its [OFFICER] this [DATE].

PEAK RESORTS, INC.
By:_______________________________________
Name:
Title:

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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2016, between Peak Resorts, Inc., a Missouri corporation (the “Company”), and Cap 1 LLC, a Delaware limited liability company (the “Investor”).

A. The Company and the Investor are parties to a Securities Purchase Agreement, dated as of August 22, 2016 (the “Purchase Agreement”), pursuant to which the Investor is purchasing (x) 20,000 shares of 8% Series A Cumulative Convertible Preferred Stock of the Company (the “Preferred Stock”) and (y) Warrants (as defined in the Purchase Agreement); and

B. In connection with the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the Parties desire to enter into this Agreement in order to grant to the Investor and certain of its permitted transferees certain demand and piggyback registration rights covering its Common Stock (as defined herein), all in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. Demand Registrations.

(a) Short-Form Registrations.  At any time after six (6) months following the date hereof, Holders of a majority of the then outstanding Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any successor form (each, a “Short-Form Registration”), which may, if so requested, be a “shelf” registration under Rule 415 under the Securities Act.  A registration shall not count as one of the permitted Short-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act.  Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be registered.

(b) Long-Form Registrations.  At any time that a Holder is then eligible to request registration under the Securities Act of all or any portion of its Registrable Securities but where Short-Form Registration pursuant to Section 1(a) of this Agreement is not available to be used by the Company in respect of such proposed registration, but in any event no sooner than six (6) months after the date hereof, Holders of a majority of the then outstanding Registrable Securities shall be entitled to request a registration on Form S-1 or any similar form (each, a “Long-Form Registration”).  A registration shall not count as one of the permitted Long-Form Registrations unless and until a registration statement relating thereto has become effective under the Securities Act and each requesting Holder is able to register and sell at least fifty percent (50%) of its Registrable Securities thereunder.

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(c) Priority on Demand Registration.  Holders of a majority of the then outstanding Registrable Securities shall have the right to request that a Demand Registration be effected as an underwritten offering at any time, subject to this Section 1 by delivering to the Company a notice setting forth such request and the number of Registrable Securities sought to be disposed of by such Holder in such underwritten offering.  All Holders proposing to participate in such underwriting shall (i) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by a majority of the Registrable Securities included in such offering, which underwriter(s) shall be reasonably acceptable to the Company, provided that, with respect to such underwriting agreement or any other documents reasonably required under such agreement, (A) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company and (B) the liability of any Holder shall be limited as provided in Section 7(b) hereof, (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents required under the terms of such underwriting agreement, (iii) provide all customary information reasonably requested by the Company or the underwriter in connection with such registration; and (iv) comply with all federal and state securities laws applicable thereto in connection with such registration.

If the managing underwriter(s) for an underwritten offering advise(s) the Company and the Holders in writing that the dollar amount or number of Registrable Securities which the Holders desire to sell, taken together with all other Common Stock or other securities which the Company desires to sell and the Common Stock or other securities, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other stockholders of the Company, if any, who desire to sell or otherwise, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Threshold”), then the Company shall include in such registration: (1) the Registrable Securities (pro rata in accordance with the number of Registrable Securities which such Holders have requested be included in such underwritten offering, regardless of the number of Registrable Securities or other securities held by each such Person) that can be sold without exceeding the Maximum Threshold; (2) to the extent that the Maximum Threshold has not been reached under the foregoing clause (1), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (3) to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1) and (2), the Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements, if any, with such Persons and that can be sold without exceeding the Maximum Threshold; and (4) to the extent that the Maximum Threshold has not been reached under the foregoing clauses (1), (2) and (3), the Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Threshold to the extent that the Company, in its sole discretion, wishes to permit such sales pursuant to this clause (4).

A request for an underwritten offering may be withdrawn by Holders of a majority of the Registrable Securities proposed to be included in such offering prior to the consummation thereof, and, in such event, such withdrawal shall not be treated as a request for an underwritten offering which shall have been effected pursuant to the immediately preceding paragraph.  In no event will a Demand Registration count as a Demand Registration unless at least fifty percent

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(50%) of all Registrable Securities requested to be registered in such Demand Registration by the Holders initiating such Demand Registration are, in fact, registered in such registration.

(d) The Company shall not be obligated to effect (i) more than four (4) Short-Form Registrations or Two (2) Long-Form Registration pursuant to this Agreement, (ii) more than one (1) Demand Registration (including any underwritten offering) during any nine (9) month period or (iii) any Demand Registration unless the number of Registrable Securities sought to be registered on such Registration Statement is (A) at least thirty percent (30%) of the Registrable Securities in the case of a Short-Form Registration and fifty percent (50%) of the Registrable Securities in the case of a Long-Form Registration (subject to adjustment for any stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization) and (B) no less than 1,000,000 Registrable Securities.

(e) Notwithstanding and in addition to the other registration obligations set forth in this Section 1, in the event the Securities and Exchange Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement (the “Initial Registration Statement”), the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Securities and Exchange Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Securities and Exchange Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Securities and Exchange Commission for the registration of all the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.  In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Securities and Exchange Commission, as promptly as allowed by the Securities and Exchange Commission or Commission Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement, as amended (the “Remainder Registration Statements”).

(f) Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation of the number of Registrable Securities to be registered on a particular Registration Statement (notwithstanding the Company’s commercially reasonable efforts to advocate with the Securities and Exchange Commission for the registration of all or a greater number of Registrable Securities), then, unless otherwise directed in writing by a Holder as to its Registrable Securities, the amount of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among the Holders based on the total number of Registrable Securities held by such Holders.

2. Piggyback Registrations.

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(a) Right to Piggyback.  Whenever the Company proposes to register any of its securities under the Securities Act, and the registration form proposed to be used may be used to register the resale of Registrable Securities (each, a “Piggyback Registration”), the Company shall give prompt written notice (in any event at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration) to each Holder of its intention to effect such a registration and shall use its commercially reasonable efforts to include in such registration all Registrable Securities with respect to which the Company has received a written request from each Holder for inclusion therein within five (5) Business Days following such Holder’s receipt of the Company’s notice.  All Holders proposing to distribute their securities through a Piggyback Registration that involves an underwriter(s) shall enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected for such Piggyback Registration, provided that, with respect to such underwriting agreement or any other documents reasonably required under such agreement, (i) no Holder shall be required to make any representation or warranty with respect to or on behalf of the Company or any other stockholder of the Company, (ii) the liability of any Holder shall be limited as provided in Section 7(b) hereof, (iii) each Holder shall complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement, (iv) each Holder shall provide all customary information reasonably requested by the Company or the underwriter in connection with such registration and (v) each Holder shall comply with all federal and state securities laws applicable thereto in connection with such registration.  No registration effected under this Section 2 shall relieve the Company of its obligations to effect a Demand Registration required by Section 1.  If at any time after giving notice of its intention to register any Company securities pursuant to this Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all of the Holders participating in such Piggyback Registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b) Reduction of Offering.  If the managing underwriter(s) for a Piggyback Registration that is to be an underwritten offering advises the Company and the Holders that, in their opinion, the dollar amount or number of Common Stock or other securities which the Company desires to sell, taken together with Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with third parties, if any, the Registrable Securities as to which registration has been requested under this Section 2, and the Common Stock or other securities as to which registration has been requested pursuant to the written contractual piggyback registration rights of other stockholders of the Company, exceeds the Maximum Threshold, then the Company shall include in any such registration:

(i) If the registration is undertaken for the Company’s account: (A) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold, and (B) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of Holders and other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which such Holders and other

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Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by each such Holder or other Person), and

(ii) If the registration is a “demand” registration undertaken at the demand of one or more Persons other than the Company and any Holder, (A) the Common Stock or other securities for the account of such demanding Persons that can be sold without exceeding the Maximum Threshold; (B) to the extent that the Maximum Threshold has not been reached under the foregoing clause (A), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; and (C) to the extent that the Maximum Threshold has not been reached under the foregoing clauses (A) and (B), the Registrable Securities and the Common Stock or other securities proposed to be sold for the account of Holders and other Persons that the Company is obligated to register pursuant to any written contractual piggyback registration rights with such Persons and that can be sold without exceeding the Maximum Threshold (pro rata in accordance with the number of Registrable Securities and Common Stock or other securities which such Holders and other Persons have requested be included in such underwritten offering, regardless of the number of Registrable Securities and Common Stock or other securities held by each such Holder or other Person).

(c) Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company.
3. Market Standoff Agreement.

(a) Notwithstanding anything contained herein to the contrary, the Company may delay the filing of any registration statement and may withhold any and all efforts to cause such registration statement to be become effective if the Company determines in good faith that such registration will (i) materially and adversely interfere with or affect the negotiation or consummation of any actual or pending material transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction), or (ii) otherwise have a Material Adverse Effect on the Company provided, however, that the Company may not exercise such right to delay or to withhold efforts more than once in any consecutive 12 month period or for more than ninety (90) days. Without in any way limiting the foregoing, if the Company exercises its right to delay or to withhold efforts pursuant to this Section 3(a), then the Company shall use commercially reasonable efforts to have the applicable registration statement filed or declared effective, as the case may be, at the earliest practicable date after the Company’s bases for delaying or withholding its efforts are no longer applicable.

(b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning on the date the Company receives a request for an underwritten offering from Holders of a majority of the then outstanding Registrable Securities and continuing until one hundred eighty (180) days after the completion of such underwritten offering, unless the underwriters managing the underwritten offering otherwise agree after consultation with a majority of the Registrable Securities included in such underwritten offering, and (ii) shall cause each

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executive officer and director of the Company and each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

(c) Each Holder of Registrable Securities agrees that in connection with any public offering of the Company’s equity securities, or any securities convertible into or exchangeable or exercisable for such securities, and upon the request of the managing underwriter(s) in such offering, such Holder shall not, without the prior written consent of such managing underwriter(s), during the period commencing on the date that is ten (10) days prior to the completion of such offering and continuing until one hundred eighty (180) days after the commencement of an underwritten offering, (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for, or exchangeable for shares of Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing provisions of this Section 3(c) shall not apply to sales of Registrable Securities to be included in such offering pursuant to Sections 1 and 2, and shall be applicable to the holders of Registrable Securities only if all executive officers and directors of the Company and each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement are subject to the same restrictions.  Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  Notwithstanding anything to the contrary contained in this Section 3(c), each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 3(c) in the event and to the extent that the managing underwriter or the Company permits any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any executive officer, director or other holder of Common Stock.

4. Registration Procedures.

(a) Whenever any Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the Holder’s intended method of disposition thereof, and, pursuant thereto, the Company shall:

(i) (A) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Securities as soon as reasonably practicable, but in any event within thirty (30) days, if a Short-Form Registration, and forty-

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five (45) days, if a Long-Form Registration, following the date of a demand for registration pursuant to Section 1(a) or Section 1(b) of this Agreement, as applicable, and (B) use its commercially reasonable efforts to cause such Registration Statement (1) to become effective as soon as practicable, and in any event within thirty (30) days, if the Securities and Exchange Commission indicates it will not review the Registration Statement, and ninety (90) days, if the Securities and Exchange Commission indicates it will review the Registration Statement (provided that, in the event the SEC indicates it will review such Registration Statement and the SEC’s response in connection with such review is not received by the Company within thirty (30) days of filing such Registration Statement, such ninety (90) day period shall be tolled until such SEC response is received by the Company), following the date of filing such Registration Statement (provided that, before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company shall furnish to one (1) counsel selected by Holders of a majority of the Registrable Securities proposed to be included therein copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel) and (2) to remain effective and in compliance with the provisions of the Securities Act for a period of not less than one hundred eighty (180) days in order to permit the disposition of all Registrable Securities (and any other securities, if applicable) covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn;

(ii) respond to written comments received from the Securities and Exchange Commission upon a review of any Registration Statement in a timely manner;

(iii) promptly notify each Holder of the effectiveness of each Registration Statement filed hereunder; by 9:30 a.m. (New York time) on the second Business Day following such effectiveness, file with the Securities and Exchange Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement; and prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, and otherwise take such actions, as may be necessary to keep such Registration Statement effective until the earlier of (A) the date as of which each Holder may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 under the Securities Act without limitation, restriction or condition thereunder, and (B) the date on which all of such Registrable Securities have been disposed of by each Holder, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iv) promptly furnish to each Holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each Holder;

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(v) if applicable, use its commercially reasonable efforts to register or qualify the shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(vi) notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, as expeditiously as possible following the happening of such event, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) without limiting any obligations of the Company under the Purchase Agreement, use its commercially reasonable efforts to (x) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (y) if such listing is not then permitted, or no similar securities issued by the Company are then so listed, secure a designation and quotation of all of the Registrable Securities covered by each Registration Statement on the OTC Bulletin Board;

(viii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(ix) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(x) make available for inspection by any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(xi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make 8 CPAM: 9910021.10

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available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(xii) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall promptly notify each Holder and use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

(xiii) use its commercially reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

(xiv) permit any Holder who, in the reasonable judgment of the Company upon the advice of counsel, might be deemed to be an underwriter or controlling person of the Company, and, if applicable, any underwriter, a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of a majority of the Registrable Securities being sold reasonably request; and

(xv) cooperate with each Holder and any broker or dealer through which any such Holder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Holder.

(b) Each Holder that requested that any Registrable Securities be registered pursuant to this Agreement shall deliver to the Company such requisite information with respect to itself and its Registrable Securities as the Company may reasonably request for inclusion in the Registration Statement (and the prospectus included therein) as is necessary to comply with all applicable rules and regulations of the Securities and Exchange Commission, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement furnished by or regarding the Holder or its plan of distribution.

(c) The Holders shall not effect sales of the shares covered by the Registration Statement (i) prior to the withdrawal of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction where such shares had previously been registered or qualified or (ii) after receipt of facsimile or other written notice from the Company instructing such Holders to suspend sales to permit the Company to correct or update the

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Registration Statement or prospectus until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any required post-effective amendment has become effective.  Such Holder agrees that it will immediately discontinue offers and sales of Registrable Securities under the Registration Statement until such Holder receives copies of a supplemented or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective.

(d) Notwithstanding anything herein to the contrary, the Company shall have the right to suspend the use of a Registration Statement for a period of not greater than forty-five (45) consecutive days and for not more than ninety (90) days in any twelve (12) month period (“Blackout Period”), if, in the good faith opinion of the Board of Directors of the Company, after consultation with counsel, material, nonpublic information exists, including without limitation the proposed acquisition or divestiture of assets by the Company, a strategic alliance or a financing transaction involving the Company or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, in the good faith opinion of the Board of Directors, such disclosure would be reasonably likely to have a Material Adverse Effect on the Company or on the proposed transaction.  The Company must give the Holders prompt written notice if a Blackout Period will occur and such notice must be acknowledged in writing by Holders.  Upon the conclusion of a Blackout Period, the Company shall provide the Holders written notice that the Registration Statement is again available for use.

5. Registration Expenses.  All expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, underwriters (excluding fees, discounts and commissions) and other persons retained by the Company, and reasonable fees and expenses of one counsel for the Holders in connection with any Demand Registration or Piggyback Registration (all such expenses being herein called “Registration Expenses”), shall be borne by the Company.  The Company shall not be liable for any Selling Expenses.  As used herein, the term “Selling Expenses” shall mean, collectively, any selling commissions, discounts or brokerage fees.  Selling Expenses shall be borne by the respective seller thereof, in proportion to the respective number of shares of Registrable Securities sold by each of them.

6. Holder’s Obligations.  Each Holder covenants and agrees that, in the event the Company informs such Holder in writing that it does not satisfy the conditions specified in Rule 172 and, as a result thereof, such seller is required to deliver a prospectus in connection with any disposition of Registrable Securities, it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement, and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

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7. Indemnification.

(a) The Company shall indemnify, to the extent permitted by applicable law, each Holder, its officers, directors, partners, managers, members, investment managers, employees, agents and representatives, and each Person who controls each Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, or (iii) any breach or violation of this Agreement by the Company; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that (A) such claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in (or incorporated by reference therein) any Registration Statement, free writing prospectus, prospectus or preliminary prospectus, filing under any state securities (or blue sky) law or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of a Holder or its representatives by or on behalf of such Holder expressly for use therein, or (B) such claim is related to the use by a Holder or underwriter, if any, of an outdated or defective prospectus after such party has received written notice from the Company that such prospectus is outdated or defective.  In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) Each Holder shall, severally and not jointly, to the extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, against any losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) the Registration Statement, free writing prospectus, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements herein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any information furnished in writing to the Company by such Holder or its representatives by or on behalf of such Holder expressly for use therein; provided that each Holder shall be liable under this Section 7(b) of this Agreement (and otherwise) for only up to the gross amount of proceeds actually received by each Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation except in the case of fraud or willful misconduct by such Holder.

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(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless, in the Company’s reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  After written notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim, the indemnifying party shall not be subject to any liability for any settlement subsequently made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable judgment of the Company, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be liable for the fees and expenses of one additional firm of attorneys with respect to the indemnified parties.  The indemnifying party shall keep the indemnified party reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect to such claim.  No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability with respect to such claim.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, partner, manager, member, investment manager, employee, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities.  The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities to which the indemnifying party may be subject pursuant to the law.

(e) If the indemnification provided for in this Section 7 of this Agreement is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, and (ii) contribution by each Holder shall be limited to the net amount of proceeds actually received by such Holder from the sale of such Registrable Securities pursuant to the applicable Registration Statement, less the amount of any damages that such Holder has otherwise been required to pay in connection with such sale.

8. Reports under the Exchange Act. With a view to making available to each Holder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the 12 CPAM: 9910021.10

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Securities and Exchange Commission that may at any time permit a Holder to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are Registrable Securities outstanding that have not been previously (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder, promptly upon request so long as such Holder owns Registrable Securities, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit each Holder to sell such securities pursuant to Rule 144 without registration.

9. Preservation of Rights.  Without the prior written consent of a majority of the then outstanding Registrable Securities, the Company shall not, on or after the date of this Agreement, (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that is inconsistent with or violates or subordinates the rights expressly granted to each Holder in this Agreement, such as (A) affecting the ability of each Holder to include the Registrable Securities in a registration undertaken pursuant to this Agreement or (B) affecting the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

10. Confidentiality.  Each  Holder shall, and shall cause its Affiliates and representatives to, keep confidential any information (including oral, written and electronic information) concerning the Company, its Subsidiaries or its Affiliates that may be furnished to the  Holders or their respective Affiliates or representatives by or on behalf of the Company or any of its representatives (collectively referred to as the “Confidential Information”); provided that the Confidential Information shall not include information that (a) was or becomes available to the public other than as a result of a disclosure by such Holder or any of its Affiliates or representatives in violation of this Section 10, (b) was or becomes available to such  Holder or any of its Affiliates or representatives from a source other than the Company or its representatives; provided that such source is believed by such Holder not to be disclosing such information in violation of an obligation of confidentiality (whether by agreement or otherwise) to the Company or any of its Affiliates, (c) at the time of disclosure is already in the possession of such Holder or any of its Affiliates or representatives; provided that such information is believed by such Holder not to be

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subject to an obligation of confidentiality (whether by agreement or otherwise) to the Company, or (d) was independently developed by such Holder or any of its Affiliates or representatives without use of any Confidential Information. The  Holders and the Company agree that Confidential Information may be disclosed by the Holders solely (i) to their Affiliates and their respective representatives and (ii) in the event that any Holder or any of its Affiliates or representatives are requested or required by applicable Law, Judgment or by a Governmental Entity (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand, summons or similar process) to disclose any Confidential Information, in each of which instances, to the extent permissible by applicable Law and reasonably practicable, such  Holder and its Affiliates and representatives, as the case may be, shall provide notice to the Company sufficiently in advance of any such disclosure so that the Company shall have a reasonable opportunity to timely seek to limit, condition or quash such disclosure; and, provided,  that, with respect to any Affiliate of a Holder receiving Confidential Information hereunder (i) such Affiliate will agree to keep such information confidential in accordance with this Section 10 as though it were a party hereto and (ii) such  Holder will remain liable for any breaches by its Affiliates of this Section 10.

11. Certificates.    Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN A REGSITRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Section 11.

12. Definitions.

“Affiliate” means with respect to any Person (i) any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, (ii) any executive officer or general partner of such Person and (iii) any legal entity for which such Person acts as executive officer or general partner, and “control” for these purposes means the direct or indirect power to direct or cause the direction of the management and policies of another Person, whether by operation of law or regulation, through ownership of securities, as trustee or executor or in any other manner.

“Business Day” means any day on which the principal offices of the Securities and Exchange Commission in Washington, DC are open to accept filings.

“Commission Guidance” means (i) any publicly available written guidance or rule of general applicability of the Securities and Exchange Commission staff or (ii) written comments,

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requirements or requests of the Securities and Exchange Commission staff to the Company in connection with the review of a Registration Statement.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend, or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation or other corporate reorganization.

“Demand Registration” means a Short-Form Registration or a Long-Form Registration.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, and any agency or authority succeeding to the functions thereof.

“Holder” means (i) each holder of Registrable Securities and (ii) any Affiliate of such a holder that is a direct or indirect transferee of Registrable Securities.

“Material Adverse Effect” has the meanings set forth in the Purchase Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Registrable Securities” means the Common Stock owned by the Investor or its Affiliates on the date hereof and any Common Stock that has been or will be issued upon conversion of the Preferred Stock or the exercise of the Warrants (as defined in the Purchase Agreement), together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.  For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a Registration Statement covering such securities has been declared effective by the Securities and Exchange Commission and such securities have been disposed of pursuant to such effective Registration Statement, (B) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (C) such securities are eligible for sale by the Holder without registration pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (D) such securities are otherwise transferred and such securities may be resold without limitation or subsequent registration under the Securities Act or (E) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including

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the prospectus, amendments, and supplements to such Registration Statement, including posteffective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

13. Miscellaneous.

(a) Remedies.  Each Party shall be entitled to enforce its rights under any provision of this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law.  The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b) Termination. All rights and obligations of the Company hereunder other than pursuant to Sections 5 and 7 hereof shall terminate on the date on which no Registrable Securities are outstanding.

(c) Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company Holders of a majority of the then outstanding Registrable Securities and any Holder that would be materially and disproportionately affected by such an amendment or waiver.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(d) Assignment; No Third-Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.  This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities.  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties and their respective permitted successors and assigns; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee, and no such assignee shall be deemed a Holder hereunder, unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement.  This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 7 and this Section 11(d).  Nothing herein shall be interpreted as limiting any restrictions on transfer otherwise

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applicable to Registrable Securities, whether by under applicable law or other written agreement to which a Holder is bound.

(e) Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f) Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each Party to this Agreement and delivered to the other Party, it being understood that all Parties need not sign the same counterpart.  Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

(g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(h) Governing Law; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the internal laws of New York applicable to parties residing in New York, without regard to applicable principles of conflicts of law.  Each Party irrevocably consents to the exclusive jurisdiction of any court located within New York County, New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the laws of the State of New York for such Persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(h).

(i) Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt, if delivered personally; (ii) three (3) Business Days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one (1) Business Day after it is sent by commercial overnight courier service; or

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(iv) upon transmission, if sent via facsimile or electronic mail with confirmation of receipt to the Parties to this Agreement at the addresses set forth in the Purchase Agreement (or at such other address for a Party as shall be specified upon like notice).

(j) Rules of Construction.  The Parties agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(k) Interpretation.  This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated “Sections” and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words “includes” and “including” are not limiting.

[Remainder of page intentionally left blank. Signature pages follow.]

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EXHIBIT B

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

PEAK RESORTS, INC.
By:
Name:
Title:

CAP 1 LLC
By:
Name:
Title:

Registration Rights Agreement

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Stockholders’ Agreement

among

Peak Resorts, Inc.

and

the Stockholders named herein

dated as of

 _______, 2016

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STOCKHOLDERS’ AGREEMENT

This Stockholders’ Agreement (this “Agreement”), dated as of  ______,  2016, is entered into among Peak Resorts, Inc., a Missouri corporation (the “Company”), Timothy D. Boyd, Stephen J. Mueller, and Richard K. Deutsch, (each a “Management Stockholder” and collectively the “Management Stockholders”), CAP 1 LLC, a Delaware limited liability company (the “Investor”), and each other Person who after the date hereof acquires Equity Securities (as defined below) of the Company and becomes a party to this Agreement by executing a Joinder Agreement in accordance with this Agreement (such Persons, collectively with the Investor and the Management Stockholders, the “Stockholders”).

RECITALS

WHEREAS, as of the date hereof, each Management Stockholder owns the percentage of the issued and outstanding Common Stock and other Equity Securities, in each such case set forth next to his or her name on the signature pages hereto and the Investor owns 20,000 shares (the “Shares”) of Series A Convertible Preferred Stock, par value $0.01 per share and the Warrants (as defined below); and

WHEREAS, the Company and the Stockholders deem it in their best interests to set forth in this Agreement their respective rights and obligations in connection with the Stockholders’ investment in the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I Definitions

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in this Article I.

“20.0% Beneficial Ownership Requirement” means that the Investor or its Affiliates continue to beneficially own Equity Securities that represent, in the aggregate and on a fully diluted, as-converted basis, at least 20.0% of the issued and outstanding Equity Securities on a fully diluted, as-converted basis.  For the avoidance of doubt, once the 20.0% Beneficial Ownership Requirement is no longer satisfied, it cannot be satisfied at a later date.

“11.4% Beneficial Ownership Requirement” means that (a) at least 50.0% of the Series A Preferred Shares that are being issued at the Closing (subject to appropriate adjustments for stock splits, stock dividends and similar events that, by their nature, increase or decrease the number of Series A Preferred Shares outstanding) are issued and outstanding and (b) the Investor or its Affiliates continue to beneficially own Equity Securities that represent, in the aggregate and on a fully diluted, as-converted basis, at least 11.4% of the issued and outstanding Equity Securities on a fully diluted, as-converted basis.  For the avoidance of doubt, once the 11.4% Beneficial Ownership Requirement is no longer satisfied, it cannot be satisfied at a later date.

 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.  For purposes of this definition, “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities

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or ownership interests, including ownership by trusts with substantially the same beneficial interests, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations or orders of any Governmental Authority, (b) any consents or approvals of any Governmental Authority and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Articles of Incorporation” means the articles of incorporation of the Company, as filed with the Secretary of State of the State of Missouri and as amended, modified, supplemented or restated from time to time.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Missouri and New York are authorized or required to close.

“By-laws” means the by-laws of the Company, as amended, modified, supplemented or restated from time to time.

“Certificate of Designation” means the Certificate of Designation of the Series A Convertible Preferred Stock.

“Change of Control” shall have the meaning set forth in the Certificate of Designation.

“Closing” has the meaning set forth in the Securities Purchase Agreement dated August 22, 2016 between the Company and the Investor.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization.

“Company” has the meaning set forth in the preamble.

“Director” means a member of the Board.

“Director Qualification Standards” means (a) any requirements generally applicable to all of the Directors (and not, for the avoidance of doubt, requirements applicable to a director fulfilling a particular function) regarding service as a Director of the Company under Applicable Law or the rules and regulations of NASDAQ and (b) any additional qualification standards generally applicable to all Directors (and not, for the avoidance of doubt, requirements applicable to a director fulfilling a particular function) established by the Board or the Nominating Committee for eligibility of individuals to serve as Directors.

“Equity Securities” means any and all shares of Common Stock and any securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares, which specifically includes the Series A Preferred Shares and the Warrants.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Exercise Period” has the meaning set forth in Section 3.05(c).

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Investor” has the meaning set forth in the preamble.

“Investor Director” has the meaning set forth in Section 2.01(c).

“Investor Nominee” has the meaning set forth in Section 2.01(a).

“Investor Notice” has the meaning set forth in Section 3.04(b).

“Issuance Notice” has the meaning set forth in Section 3.05(b).

“Joinder Agreement” means the joinder agreement in form and substance of Exhibit A attached hereto.

“Judgment” means any judgment, writ, stipulation, award, injunction, determination, order or decree of any Governmental Authority.

“Lien” means any lien, claim, charge, mortgage, pledge, security interest, option, preferential arrangement, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever.

“Management Stockholders” has the meaning set forth in the preamble.

“New Securities” means any new Equity Securities that the Company may from time to time propose to issue or sell, excluding (a) the Warrants and any Common Stock issued pursuant to the exercise thereof, (b) the Series A Preferred Shares and any Common Stock issued pursuant to the conversion thereof, (c) any additional shares of Series A Convertible Preferred Stock issued by the Company pursuant to Section 6.04 of the Purchase Agreement, any Common Stock issued pursuant to the conversion thereof, any warrants issued by the Company pursuant to Section 6.04 of the Purchase Agreement and any Common Stock issued pursuant to the exercise thereof, (d) Equity Securities issued or issuable to officers, directors or employees of, or consultants to, the Company pursuant to any equity incentive program or agreement approved by the Board, (e) Equity Securities issued in connection with any adjustment pursuant to Section 8.06 of the Certificate of Designation and similar provisions set forth in the Warrants or any warrants described in clause (c) hereof, (f) Equity Securities issued to Persons with which the Company has business relationships, including under equipment leasing arrangements, bank or other institutional loans, acquisitions of companies or resorts or other arrangements or transactions wherein the principal purpose of the issuance of such Equity Securities is for non-equity financing purposes, provided that such issuance is approved by the Board and (g) the issuance of Common Stock in connection with any stock split, combination, dividend, distribution, reclassification, exchange or substitution.

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“Nominating Committee” means the Nominating and Corporate Governance Committee of the Board or any successor committee thereto.

“Offered Shares” has the meaning set forth in Section 3.02(a).

“Organizational Documents” means the By-laws, the Articles of Incorporation and the Certificate of Designation.

“Permitted Liens” means, with respect to any Management Stockholder, any Lien representing a pledge of any Equity Securities that secures such Management Stockholder’s obligations under a personal loan.

“Permitted Transferee” means with respect to any Stockholder, any Affiliate of such Stockholder or the Company.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Proposed Transferee” has the meaning set forth in Section 3.03(a).

“Public Sale” means a public sale of Common Stock by a Stockholder on a Trading Market.

“Registration Rights Agreement” means that certain registration rights agreement, dated as of the date hereof, by and among the Company and the Investor, as such agreement may be amended, modified, supplemented or restated in accordance with its terms.

“ROFO Acceptance” has the meaning set forth in Section 3.02(d).

“ROFO Acceptance Period” has the meaning set forth in Section 3.02(d).

“ROFO Notice Period” has the meaning set forth in Section 3.02(c).

“ROFO Offer” has the meaning set forth in Section 3.02(c).

“ROFR Notice” has the meaning set forth in Section 3.04(d).

“ROFR Notice Period” has the meaning set forth in Section 3.04(d).

“Sale Notice” has the meaning set forth in Section 3.03(b).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Selling Stockholder” has the meaning set forth in Section 3.03(a).

“Series A Preferred Shares” means the Series A Cumulative Convertible Preferred Stock of the Company.

“Shares” has the meaning set forth in the preamble.

“Stockholders” has the meaning set forth in the preamble.

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“Subsidiary” means with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Tag-along Notice” has the meaning set forth in Section 3.03(c).

“Tag-along Period” has the meaning set forth in Section 3.03(c).

“Tag-along Sale” has the meaning set forth in Section 3.03(a).

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer” means to, directly or indirectly, sell, transfer, assign or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment or similar disposition of, any Equity Interest owned by a Person or any interest (including a beneficial interest) in any Equity Interest owned by a Person.  A “Transfer” specifically excludes any pledge, encumbrance or hypothecation of any Equity Interest owned by a Person or any interest (including a beneficial interest) in any Equity Interest owned by a Person but specifically includes any subsequent transfer, assignment or disposition pursuant to the exercise of any creditor’s rights with respect to any such pledge, encumbrance or hypothecation.

 “Warrants” means the followings warrants issued by the Company:  Warrant Certificate No. 1dated as of the date hereof exercisable for 1,538,462 shares of Common Stock at an exercise price of $6.50 per share, Warrant Certificate No. 2 dated as of the date hereof exercisable for 625,000 shares of Common Stock at an exercise price of $8.00 per share and Warrant Certificate No. 3 dated as of the date hereof exercisable for 555,556 shares of Common Stock at an exercise price of $9.00 per share.

Article II Nomination and Voting
Section 2.01 Investor Director; Observer.

(a) For so long as the 20.0% Beneficial Ownership Requirement is satisfied, the Investor shall be entitled to designate for nomination one (1) nominee of the Board, subject to such Person’s satisfaction of the Director Qualification Standards, the provisions of Section 2.03 and the recommendation of the Nominating Committee, which recommendation shall not be unreasonably withheld, conditioned or delayed, (such person, the “Investor Nominee”).

(b) In the event that the Investor nominates an Investor Nominee, the Company shall (i) include the Investor Nominee in its slate of nominees for election to the Board at each annual or special meeting of the stockholders of the Company at which Directors are to be elected and at which such Investor Nominee’s seat is subject to election and (ii) recommend that the Company’s stockholders vote in favor of the election of such Investor Nominee at any such annual or special meeting of the Company’s stockholders, subject to the Directors’ fiduciary duties. The Company and the Board shall take all reasonably necessary actions to ensure that, at all times when the Investor Nominee is eligible to be appointed or nominated, there are sufficient vacancies on the Board to permit the election of the Investor Nominee as a Director. For the avoidance of doubt, the Investor shall not be required to comply

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with the advance notice provisions generally applicable to the nomination of Directors set forth in the By-laws so long as the Investor provides reasonable advance notice to the Company of the Investor Nominee prior to the mailing of the proxy statement by the Company.

(c) If an Investor Nominee then serving as a Director, if any, (the “Investor Director”) ceases to serve on the Board for any reason (other than pursuant to Section 2.02) during his or her term (until such time as the 20.0% Beneficial Ownership Requirement is not satisfied), the vacancy created thereby shall be filled, and the Company shall cause the Board to fill such vacancy, with a new Investor Nominee.

(d)In the absence of any nomination from the Investor at a time when it has the right to nominate a director as specified above, the Investor Director previously nominated by the Investor and then serving (if any) shall be the Investor Nominee (subject to the satisfaction of the qualification requirements for an Investor Nominee set forth herein).

Section 2.02 Termination of Investor Board Rights. If at any time the 20.0% Beneficial Ownership Requirement is not satisfied, then the Investor Director shall immediately resign, and the Investor shall cause such Investor Director to immediately resign, from his or her position as a Director effective as of the receipt of such notice.

Section 2.03 Director Qualifications. Notwithstanding anything to the contrary in this Agreement, the Investor agrees that, prior to and as a condition to the nomination and election of any Investor Nominee:

(a) such Investor Nominee shall have satisfied the Director Qualification Standards; provided that:

(i) no Investor Nominee shall be eligible to serve on the Board if he or she has been involved in any of the events enumerated under Item 2(d) or (e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act (to the extent material to his or her ability or integrity to serve as a Director), is subject to any Judgment prohibiting service as a director of any public company, or is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act except for a disqualification event covered by Rule 506(d)(2) or (d)(3) and

(ii) if any Investor Nominee shall fail to satisfy the Director Qualification Standards or the requirements of the preceding clause (i), the Investor agrees that such Investor Nominee shall not be nominated or elected to the Board, and neither the Company nor any Stockholder shall have any obligation to recommend, support or vote for such Investor Nominee’s nomination or election,

(b) each Investor Nominee shall (and the Investor shall cause each Investor Nominee to) make himself or herself reasonably available for an interview and to consent to such customary reference and background checks as the Nominating Committee may reasonably request to determine such Investor Nominee’s eligibility to serve as a Director and compliance with the Director Qualification Standards and

(c) each Investor Nominee must provide to the Company:

(i) all information reasonably requested by the Company that is required to be or is customarily disclosed for Directors, candidates for Directors and their respective Affiliates in a proxy statement or other filings in accordance with Applicable Law, any NASDAQ rules or listing

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standards or the Articles of Incorporation, By-laws or any corporate governance guidelines adopted from time to time by the Company provided that no such guidelines shall unreasonably or intentionally restrict the Investor’s rights under this Article II,  in each case, relating to such Investor Nominee’s nomination or election, as applicable, as a Director; and

(ii) all information reasonably requested by the Company in connection with assessing eligibility under the Director Qualification Standards relating to such Investor Nominee’s nomination or election, as applicable, as a Director.

For the avoidance of doubt, if any Investor Nominee fails to meet the criteria for nomination and election set forth in this Article II, the Investor shall have the right to nominate a replacement Investor Nominee so long as doing so would not necessitate an amendment to the Company’s proxy statement for the special or annual meeting of stockholders at which such original Investor Nominee would have stood for election.

If at any time an Investor Director ceases to satisfy the criteria set forth in Section 2.03(a) above, then the Investor Director shall immediately resign, and the Investor shall cause such Investor Director to immediately resign, from his or her position as a Director effective as of the receipt of such notice, whereupon the Investor, provided the 20.0% Beneficial Ownership Requirement is satisfied, shall have the right to nominate an Investor Nominee for such vacancy.

Article III Transfer of Interests
Section 3.01 General Restrictions on Transfer.

(a) Except as permitted pursuant to Section 3.01(b),   or in accordance with the procedures described in Section 3.02 or Section 3.03, each Stockholder agrees that he or it will not, directly or indirectly, voluntarily or involuntarily, Transfer any of his or her Equity Securities.

(b) The provisions of Section 3.01(a), shall not apply to any of the following Transfers by any Stockholder of any of his or her Equity Securities:
(i) to a Permitted Transferee;
(ii) pursuant to a Public Sale;
(iii) pursuant to a merger, consolidation or other business combination of the Company; or
(iv) with respect to the Investor, with the prior written consent of the Company, which shall not be unreasonably withheld.

(c) In addition to any legends required by Applicable Law, each certificate representing any Equity Securities issued to the Stockholders after the date hereof shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS’ AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES

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REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT AND (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER.  THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.”

(d) Unless the transferee is the Company, prior to consummation of any Transfer by a Management Stockholder of any of his or her Equity Securities (i) to a Permitted Transferee or in accordance with Section 3.02,  Section 3.03 or Section 3.04,  such Stockholder shall cause the transferee thereof to execute and deliver to the Stockholders and the Company a Joinder Agreement and agree to be bound by the terms and conditions of this Agreement.  Upon any Transfer by a Management Stockholder of any of his or its Equity Securities (i) to a Permitted Transferee or in accordance with Section 3.02,  Section 3.03 or Section 3.04, the transferee thereof (unless such transferee is the Company) shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.  Upon a Transfer of Equity Securities pursuant to Section 3.01(b)(ii) or (iii), such Equity Securities shall thereafter not be subject to the rights or obligations of this Agreement, and such transferee shall not be required to or permitted to execute a Joinder Agreement.  Notwithstanding the foregoing, no transferee of all or any portion of the Series A Preferred Shares or the Warrants (other than a transferee who is an Affiliate of the Investor) shall have the right to exercise any of the rights of the Investor set forth in Article II,  Section 3.02,  Section 3.03,  Section 3.05 and Article IV; any transferee who is an Affiliate of the Investor shall have the right to exercise the rights of the Investor set forth in Article II,  Section 3.02,  Section 3.03,  Section 3.05 and Article IV , provided that such transferee executes and delivers to the Stockholders and the Company a Joinder Agreement and agrees to be bound by the terms and conditions of this Agreement.  Any subsequent Transfers of the Series A Preferred Shares or the Warrants shall be subject to this Article III.

(e) Any Transfer or attempted Transfer of any Equity Securities in violation of this Agreement shall be null and void, no such Transfer shall be recorded on the Company’s books and the purported transferee in any such Transfer shall not be treated (and the purported transferor shall continue be treated) as the owner of such Equity Securities for all purposes of this Agreement.

Section 3.02 Right of First Offer.

(a) Any Management Stockholder wishing to Transfer Equity Securities (other than a Transfer in accordance with Section 3.01(b)) must inform the Investor of such intent in writing specifying the number of Equity Securities (the “Offered Shares”) it intends to Transfer.

(b) By delivering such written notice of intent, the Management Stockholder represents and warrants to the Investor that (i) the Management Stockholder has (and will have on the closing date of any purchase of such Offered Shares by the Investor pursuant to this Section 3.02) full right, title and interest in and to the Offered Shares, (ii) the Management Stockholder has (and will have on the closing date of any purchase of such Offered Shares by the Investor pursuant to this Section 3.02) all the necessary power and authority and has taken all necessary action to sell such Offered Shares as contemplated by this Section 3.02, and (iii) the Offered Shares are (and will be on the closing date of any purchase of such Offered Shares by the Investor pursuant to this Section 3.02) free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement and other than Permitted Liens, which shall, as of the closing date of any purchase of such Offered Shares by the Investor pursuant to this Section 3.02 be released by the holder thereof.

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(c) Upon receipt of such written notice of intent, the Investor shall have the right to offer to purchase all (but not less than all) of the Offered Shares by delivering a written notice (a “ROFO Offer”) to the Management Stockholder stating that it offers to purchase such Offered Shares on the terms and conditions (including price) specified therein. Any ROFO Offer so delivered on or before the date that is 15 Business Days after receipt by the Investor of such written notice of intent (the “ROFO Notice Period”) shall be binding upon delivery and irrevocable by the Investor.

(d) Upon receipt of any ROFO Offer, the Management Stockholder shall have the right to accept the offer set forth therein by delivering a written acceptance (the “ROFO Acceptance”) of the ROFO Offer to the Investor on or before the date that is 15 Business Days after receipt by the Management Stockholder of the ROFO Offer (the “ROFO Acceptance Period”).  Any ROFO Acceptance so delivered on or before the expiration of the ROFO Acceptance Period shall constitute a binding agreement of the Management Stockholder to sell and the Investor to purchase, the Offered Shares on the terms and conditions set forth in the ROFO Offer.  Any such sale shall be consummated on the 5th Business Day after receipt by the Investor of the ROFO Acceptance, or as otherwise agreed between the Management Stockholder and Investor.

(e) If the Investor does not deliver a ROFO Offer during the ROFO Notice Period it shall be deemed to have waived all of its rights to purchase the Offered Shares under this Section 3.02, and the Management Stockholder shall thereafter be free to market and Transfer on or before the date that is 60 Business Days after the expiration of such ROFO Notice Period the Offered Shares, subject to the provisions of Section 3.03, to any Person.  If the Management Stockholder does not so Transfer the Offered Shares on or before the date that is 60 Business Days after the expiration of such ROFO Notice Period, the rights provided hereunder shall be deemed to be revived and the Offered Shares shall not be offered to any person unless the Management Stockholder again complies with this Section 3.02.

(f) If the Investor does deliver a ROFO Offer in accordance with this Section 3.02, and the Management Stockholder does not deliver a ROFO Acceptance prior to the expiration of the ROFO Acceptance Period, the Management Stockholder may, during the 60 Business Day period following the expiration of the ROFO Acceptance Period, subject to the provisions of Section 3.03, market and Transfer all of the Offered Shares to any Person on terms and conditions no more favorable to such Person than those set forth in the ROFO Offer. If the Management Stockholder does not Transfer the Offered Shares within such period, the rights provided hereunder shall be deemed to be revived and the Offered Shares shall not be offered for Transfer to any Person unless the Management Stockholder again complies with this Section 3.02.

(g) Each Management Stockholder participating in a sale contemplated by this Section 3.02 shall take all actions as may be reasonably necessary to consummate the sale contemplated by this Section 3.02 including, without limitation, entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(h) At the closing of any sale and purchase pursuant to this Section 3.02, the Management Stockholder shall deliver to the Investor a certificate or certificates representing the Offered Shares to be sold (if any), accompanied by stock powers with signatures guaranteed and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from the Investor by certified or official bank check or by wire transfer of immediately available funds.

Section 3.03 Tag-along Rights.
(a) If at any time a Management Stockholder (a “Selling Stockholder”), proposes to Transfer any shares of his or her Common Stock (other than a Transfer in accordance with Section 9 CPAM: 9910021.10

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3.01(b)) to a any Person (the “Proposed Transferee”), the Investor shall be permitted to participate in such Transfer (a “Tag-along Sale”) on the terms and conditions set forth in this Section 3.03.

(b) Prior to the consummation of any such Transfer of Common Stock described in Section 3.03(a), the Selling Stockholder shall deliver to the Investor a written notice (a “Sale Notice”) of the proposed Tag-along Sale subject to this Section 3.03 no later than 10 Business Days prior to the closing date of the Tag-along Sale. The Sale Notice shall make reference to the Investor’s rights hereunder and shall describe in reasonable detail:

(i) the aggregate number of shares of Common Stock the Proposed Transferee has proposed to transfer;
(ii) the identity of the Proposed Transferee;
(iii) the proposed date, time and location of the closing of the Tag-along Sale;

(iv) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(v) a copy of any form of agreement proposed to be executed in connection therewith.

(c) The Investor shall exercise its right to participate in a Transfer of Common Stock by the Selling Stockholder subject to this Section 3.03 by delivering to the Selling Stockholder a written notice (a “Tag-along Notice”) stating its election to do so and specifying the number of shares of Common Stock to be Transferred by it no later than five Business Days after receipt of the Sale Notice (the “Tag-along Period”). The offer of the Investor set forth in a Tag-along Notice shall be irrevocable and the Investor shall be bound and obligated to Transfer in the proposed Transfer on the terms and conditions set forth in this Section 3.03. The Selling Stockholder and the Investor shall have the right to Transfer in a Transfer subject to this Section 3.03 the number of shares of Common Stock equal to the product of (x) the aggregate number of shares of Common Stock the Proposed Transferee proposes to buy as stated in the Sale Notice and (y) a fraction (A) the numerator of which is equal to the number of shares of Common Stock then held by the Selling Stockholder or the Investor, as the case may be, and (B) the denominator of which is equal to the number of shares of Common Stock then held by the Selling Stockholder and the Investor.

(d) If the Investor does not deliver a Tag-along Notice in compliance with Section 3.03(c) above it shall be deemed to have waived all of its rights to participate in such Transfer, and the Selling Stockholder shall thereafter be free, subject to the provisions of Section 3.03(i) to Transfer to the Proposed Transferee its shares of Common Stock at a per share price that is no greater than the per share price set forth in the Sale Notice and on other terms and conditions which are not materially more favorable to the Selling Stockholder than those set forth in the Sale Notice.

(e) The Investor participating in a Transfer pursuant to this Section 3.03 shall receive the same consideration per share as the Selling Stockholder.

(f) The Investor shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Stockholder makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Stockholder, the Investor shall make the comparable

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representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Selling Stockholder and the Investor severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties shall be pro rata based on the consideration received by the Selling Stockholder and the Investor, in each case in an amount not to exceed the aggregate proceeds received by the Selling Stockholder and the Investor in connection with any Tag-along Sale.

(g) Each of the Selling Stockholder and the Investor shall be responsible for its own fees and expenses incurred in connection with a Tag-along Sale.

(h) The Investor shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including entering into agreements and delivering certificates and instruments, in each case consistent with the agreements being entered into and the certificates being delivered by the Selling Stockholder.

(i) The Selling Stockholder shall have 60 Business Days following the expiration of the Tag-along Period in which to Transfer the shares of Common Stock described in the Sale Notice, at a per share price that is no greater than the per share price set forth in the Sale Notice and on other terms and conditions which are not materially more favorable to the Selling Stockholder than those set forth in the Sale Notice. If at the end of such 60 Business Day period, the Selling Stockholder has not completed such Transfer, the Selling Stockholder may not then effect a Transfer of Common Stock without again fully complying with the provisions of this Section 3.03.

(j) If the Selling Stockholder Transfers to the Proposed Transferee any of its shares of Common Stock in breach of this Section 3.03, then the Investor shall have the right to Transfer to the Selling Stockholder, and the Selling Stockholder undertakes to purchase from the Investor, the number of shares of Common Stock that such Investor would have had the right to Transfer to the Proposed Transferee pursuant to this Section 3.03, for a per share amount and form of consideration and upon the terms and conditions on which the Proposed Transferee bought such Common Stock from the Selling Stockholder, but without indemnity being granted by the Investor to the Selling Stockholder; provided, that, nothing contained in this Section 3.03 shall preclude any Stockholder from seeking alternative remedies against such Selling Stockholder as a result of its breach of this Section 3.03. The Selling Stockholder shall also reimburse the Investor for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the enforcement of the Investor’s rights pursuant to this subsection (j).

Section 3.04 Right of First Refusal.

(a) If at any time the Investor desires to Transfer, other than pursuant to Section 3.01(b)(i) (ii) and (iii),  all or any portion of the Series A Preferred Shares and/or Warrants (the “Investor Offered Shares”), then the Investor must first make an offering of the Investor Offered Shares to the Company in accordance with the provisions of this Section 3.04.  This Section 3.04 shall apply notwithstanding any consent provided by the Company pursuant to Section 3.01(b)(iv) unless such consent includes a waiver of the rights set forth in this Section 3.04.

(b) The Investor shall, within three Business Days of receipt of any offer to purchase all or any portion of the Series A Preferred Shares and/or Warrants (other than an offer with respect to a Transfer to be made under Section 3.01(b) (i), (ii) and (iii) give written notice to the Company (the “Investor Notice”) stating that it has received such offer and specifying:

(i) the number of Investor Offered Shares to be Transferred by the Investor;

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(ii) the identity of the transferee;

(iii) the per share purchase price and the other material terms and conditions of such Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(iv) the proposed date, time and location of the closing of such Transfer, which shall not be less than 15 Business Days from the date of the Investor Notice.

(c) By delivering the Investor Notice, the Investor represents and warrants to the Company that: (i) the Investor has (and will have on the closing date of any Transfer of such Investor Offered Shares to  the Company pursuant to this Section 3.04) full right, title and interest in and to the Investor Offered Shares, (ii) the Investor has (and will have on the closing date of any Transfer of such Investor Offered Shares to the Company pursuant to this Section 3.04) all the necessary power and authority and has taken all necessary action to sell such Investor Offered Shares as contemplated by this Section 3.04, and (iii) the Investor Offered Shares are (and will be on the closing date of any Transfer of such Investor Offered Shares to the Company pursuant to this Section 3.04) free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement and the Registration Rights Agreement or any Liens which as of the closing of any Investor Offered Shares purchased by the Company will be released.

(d) Upon receipt of the Investor Notice, the Company shall have ten Business Days (the “ROFR Notice Period”) to elect to purchase all (and not less than all) of the Investor Offered Shares by delivering a written notice (a “ROFR Notice”) to the Investor stating that it offers to purchase such Investor Offered Shares on the same terms specified in the Investor Notice.  Any ROFR Notice shall be binding upon delivery and irrevocable by the Company.

(e) If the Company does not deliver a ROFR Notice in accordance with Section 3.04(d), the Investor may, during the 60 Business Day period immediately following the expiration of the ROFR Notice Period Transfer all of the Investor Offered Shares to the transferee identified in the Investor Notice on terms and conditions no more favorable to such transferee than those set forth in the Investor Notice.  If the Investor does not transfer the Investor Offered Shares within such period, the rights provided hereunder shall be deemed to be revived and the Investor Offered Shares shall not be Transferred to the transferee unless the Investor sends a new Investor Notice in accordance with, and otherwise complies with, this Section 3.04.

(f) The Investor shall take all actions as may be reasonably necessary to consummate the Transfer contemplated by this Section 3.04, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(g) At the closing of any Transfer pursuant to this Section 3.04, the Investor shall deliver to the Company the certificate or certificates representing the Investor Offered Shares to be sold (if any), accompanied by stock powers and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from the Company by certified or official bank check or by wire transfer of immediately available funds.  Any such closing shall take place not more than 60 days after delivery by the Company of the ROFR Notice to the Investor.

Section 3.05 Pre-emptive Right.
(h) For so long as the 11.4% Beneficial Ownership Requirement is satisfied, the Company hereby grants to the Investor the right to purchase its pro rata portion of any New Securities.

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(i) The Company shall give written notice (an “Issuance Notice”) of any proposed issuance or sale of New Securities to the Investor within three Business Days following any meeting of the Board at which any such issuance or sale is approved. The Issuance Notice shall set forth the material terms and conditions of the proposed issuance, including:

(i) the number of New Securities proposed to be issued and the percentage of the Company’s outstanding Common Stock, on a fully diluted basis, that such issuance would represent;
(ii) the proposed issuance date, which shall be at least 20 Business Days from the date of the Issuance Notice; and
(iii) the proposed purchase price per share.

(j) The Investor shall for a period of 15 Business Days following the receipt of an Issuance Notice (the “Exercise Period”) have the right to elect irrevocably to purchase, at the purchase price set forth in the Issuance Notice, the amount of New Securities equal to the product of (x) the total number of New Securities to be issued by the Company on the issuance date and (y) a fraction determined by dividing (A) the number of shares of Common Stock (on a fully diluted, as-converted basis) owned by the Investor immediately prior to such issuance by (B) the total number of shares of Common Stock outstanding (on a fully diluted, as-converted basis) on such date immediately prior to such issuance by delivering a written notice to the Company. The Investor’s election to purchase New Securities shall be binding and irrevocable.

(k) No later than five Business Days following the expiration of the Exercise Period, the Company shall issue and sell to the Investor the number of New Securities that the Investor has agreed to purchase.

(l) Upon the consummation of the issuance of any New Securities in accordance with this Section 3.05, the Company shall deliver to the Investor certificates (if any) evidencing the New Securities, which New Securities shall be issued free and clear of any Liens (other than those arising hereunder and those attributable to the actions of the Investor), and the Company shall represent and warrant to the Investor that such New Securities shall be, upon issuance thereof to the Investor and after payment therefor, duly authorized, validly issued, fully paid and non-assessable. The Investor shall deliver to the Company the purchase price for the New Securities purchased by it by wire transfer of immediately available funds. Each party to the purchase and sale of New Securities shall take all such other actions as may be reasonably necessary to consummate the purchase and sale.

Article IV

Approval Rights

Section 4.01 Approval Rights.  For so long as the 11.4% Beneficial Ownership Requirement is satisfied, without the affirmative vote (or written consent as permitted by Applicable Law and the Organizational Documents of the Company) of the Investor, the Company shall not:

(a) materially modify or change the nature of the business of the Company or any Subsidiary thereof such that its business is devoted to any business other than the business of owning, operating and managing ski resorts in the United States;

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(b) acquire or dispose of, or cause a Subsidiary of the Company to acquire or dispose of, after the date hereof (whether pursuant to merger, purchase or sale of capital stock, property or assets or otherwise), any resorts, assets or properties for aggregate consideration (including the direct or indirect assumption of liabilities) equal to or greater than thirty percent (30%) of the enterprise value of the Company and its Subsidiaries as of the most recent month-end prior to such acquisition or disposal, as reflected on the most recent consolidated balance sheet of the Company prepared in accordance with generally accepted accounting principles consistently applied; or

(c) agree or commit to do any of the foregoing.

For purposes of the foregoing, enterprise value means (x) the average of the market capitalization of the Company for the immediately prior 20 trading day period ending on the last day of such month plus (y) aggregate outstanding indebtedness and preferred stock of the Company and its Subsidiaries on the last day of such month minus (z) aggregate cash of the Company and its Subsidiaries on the last day of such month.

Notwithstanding the foregoing, the Investor shall not be entitled to exercise the foregoing special voting rights (but shall have any voting rights conveyed by Section 6.01 of the Certificate of Designation with respect to any related stockholder vote) with respect to any Change of Control.

Article V Representations and Warranties
Section 5.01 Representations and Warranties. Each Stockholder, severally and not jointly, represents and warrants to each other Stockholder and the Company that:

(a) Such Stockholder has the capacity or full corporate power and authority, as applicable to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement, the performance of his or its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action of such Stockholder.  Such Stockholder has duly executed and delivered this Agreement.

(b) This Agreement constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority.

(c) The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in any violation or breach of any provision of any of the organizational documents of such Stockholder, as applicable, (ii) conflict with or result in any violation or breach of any provision of any Applicable Law, or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which the Stockholder is a party.

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be bound by any other agreements or arrangements of any kind with any other party with respect to the Common Stock, including agreements or arrangements with respect to the acquisition or disposition of the Common Stock or any interest therein or the voting of the Common Stock (whether or not such agreements and arrangements are with the Company or any other Stockholder).

Article VI Term and Termination
Section 6.01 Termination. This Agreement shall terminate upon the earliest of:
(a) the date on which none of the Stockholders holds any Equity Securities;
(b) the dissolution, liquidation, or winding up of the Company;
(c) a Change of Control; or
(d) the unanimous agreement of the Stockholders.
Section 6.02 Effect of Termination.
(a) The termination of this Agreement shall terminate all further rights and obligations of the Stockholders and the Company under this Agreement except that such termination shall not effect:
(i) the existence of the Company;
(ii) the obligation of any Party to pay any amounts arising on or prior to the date of termination or any prior breach by such party of its obligations hereunder;
(iii) the rights which any Stockholder may have by operation of law as a stockholder of the Company; or
(iv) the rights contained herein which, by their terms are intended to survive termination of this Agreement.
(b) The following provisions shall survive the termination of this Agreement: this Section 6.02 and Article VII.
Article VII Miscellaneous

Section 7.01 Expenses.  Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 7.02 Release of Liability.  In the event any Stockholder shall Transfer all of the Equity Securities held by such Stockholder in compliance with the provisions of this Agreement without retaining any interest therein, then such Stockholder shall cease to be a party to this Agreement and shall be relieved and have no further liability arising hereunder for events occurring from and after the date of such Transfer; provided that with respect to such Transfer the transferee thereof shall have executed and

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delivered to the Stockholders and the Company a Joinder Agreement to the extent required by Section 3.01(d).

Section 7.03 Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.03):

z
If to Timothy D. Boyd:	17406 Hidden Valley Dr. Wildwood, MO. 63038
Email: timboyd@skihv.com
If to Stephen J. Mueller:	16640 Bartisan Dr. Glencoe, MO 63025
Email: smueller@mountsnow.com
If to Richard K. Deutsch:	P.O. Box 445 West Dover, VT 05356
Email: ddeutsch@mountsnow.com
If to Investor:	CAP 1 LLC 655 Madison Avenue New York, NY 10065
Facsimile: 212 317 4169
Email: : rh@srllc.com
Attention: Rory Held
with a copy to (which shall not constitute notice):	Chadbourne & Parke LLP 1301 Avenue of the Americas New York, NY 10019 - 6022
Facsimile: 212-541-5369
Email: fvellucci@chadbourne.com
Attention: Frank S. Vellucci

Section 7.04 Interpretation.  For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole.  The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as

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amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.  The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 7.05 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 7.06 Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 7.07 Entire Agreement.  This Agreement, the Registration Rights Agreement and the Organizational Documents constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  In the event of any inconsistency or conflict between this Agreement and any Organizational Document, the Stockholders and the Company shall, to the extent permitted by Applicable Law, amend such Organizational Document to comply with the terms of this Agreement.

Section 7.08 Successors and Assigns.  Subject to the provisions of Section 3.01(d), this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  No party may assign all or any portion of its rights or obligations under this Agreement (except to the extent permitted by Section 3.01(d)) without the prior written consent of all of the parties hereto.

Section 7.09 No Third-party Beneficiaries.  This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.10 Amendment and Modification; Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.  No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.11 Governing Law;  Submission to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New

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York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK AND COUNTY OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.11.

Section 7.12 Equitable Remedies.  Each party hereto acknowledges that the other parties hereto would be irreparably damaged in the event of a breach or threatened breach by such party of any of its obligations under this Agreement and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to seek an injunction from a court of competent jurisdiction (without any requirement to post bond) granting such parties specific performance by such party of its obligations under this Agreement.  In the event that any party files a suit to enforce the covenants contained in this Agreement (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to receive in addition to all other damages to which it may be entitled, the costs incurred by such party in conduction the suit, including reasonable attorney’s fees and expenses.

Section 7.13 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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Section 7.14 No Agreement as Director or Officer. Each Stockholder is entering into this Agreement as a stockholder of the Company and makes no agreement or understanding in this Agreement in such Stockholder’s capacity as a Director or officer of the Company or any of its Subsidiaries, and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by any Stockholder as such a Director or officer, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict any Stockholder from exercising his or her fiduciary duties as an officer or Director to the Company or its stockholders.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Peak Resorts, Inc.

By:
Timothy D. Boyd, Chief Executive Officer

_____________________
Name: Timothy D. Boyd Common Stock:
_____________________
Name: Stephen J. Mueller Common Stock:
_____________________
Name: Richard K. Deutsch Common Stock:

CAP 1 LLC
By_____________________
Name:
Title:

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EXHIBIT A

Joinder Agreement

Reference is hereby made to the Stockholders’ Agreement, dated as of __________, (as amended from time to time, the “Stockholders Agreement”), among Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Peak Resorts, Inc., a Missouri corporation, and CAP 1 LLC, a Delaware limited liability company. Pursuant to and in accordance with Section 3.01(d) of the Stockholders’ Agreement, the undersigned hereby agrees that upon the execution of this Joinder Agreement, it shall (a) become a party, as a Stockholder, to the Stockholders’ Agreement, (b) subject to the provisions of Section 3.01(d) of the Stockholders’ Agreement, be subject to and bound by all of the covenants, terms and conditions of the Stockholders’ Agreement, and (c) be deemed to be a Stockholder for all purposes thereof.

The undersigned hereby makes the representations and warranties set forth in Article V as of the date hereof.

Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Stockholders’ Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of [DATE].

[TRANSFEREE STOCKHOLDER]
By_____________________ Name: Title:

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EXHIBIT D-1

WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) IS SUBJECT TO A STOCKHOLDERS’ AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG PEAK RESORTS, INC. (THE “COMPANY”), CERTAIN STOCKHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT.  A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Warrant Certificate No.: 1
Original Issue Date: [DATE]

FOR VALUE RECEIVED, Peak Resorts, Inc., a Missouri corporation (the “Company”), hereby certifies that CAP 1 LLC, a Delaware limited liability company, or its registered assigns (the “Holder”) is entitled to purchase from the Company 1,538,462 duly authorized, validly issued, fully paid and nonassessable Warrant Shares (as defined below and subject to adjustment as provided herein) at a purchase price per share of $6.50 (subject to adjustment as provided herein, the “Exercise Price”) at any time and from time to time during the Exercise Period (as defined below), all subject to the terms, conditions and adjustments set forth below in this Warrant.  Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant has been issued pursuant to the terms of the Securities Purchase Agreement, dated as of August 22, 2016 (the “Purchase Agreement”), between the Company and the Holder.  Holder acknowledges and agrees that this Warrant and the Warrant Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and the Company is

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relying on the truth and accuracy of the Holder’s representations, warranties and agreements contained herein and in the Purchase Agreement in order to determine the application of such exemptions.

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in Missouri or New York are authorized or obligated by law or executive order to close.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options, this Warrant, the Investor Warrants and the Series A Preferred Shares purchased pursuant to the Purchase Agreement.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., EST time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant and the Aggregate Exercise Price.

“Exercise Agreement” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Holder” has the meaning set forth in the preamble.

“Investor Warrants” means this Warrant, Warrant Certificate No. 2 dated [_____] exercisable for 625,000 shares of Common Stock at an exercise price of $8.00 per share and Warrant Certificate No. 3 dated [_____] exercisable for 555,556 shares of Common Stock at an exercise price of $9.00 per share.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities other than this Warrant, the Investor Warrants and the Purchase Agreement.

“Original Issue Date” means the date on which the Warrant was issued by the Company pursuant to the Purchase Agreement.

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“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Purchase Agreement” has the meaning set forth in the preamble.

“Series A Preferred Shares” means the Series A Convertible Preferred Stock of the Company, par value $0.01 per share.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2. Term of Warrant.  Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., EST time, on the twelfth (12th) anniversary of the date hereof or, if such day is not a Business Day, on the next succeeding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). Upon the expiration of the Exercise Period, any portion of this Warrant not exercised shall be void and of no value.

3. Exercise of Warrant.
(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i) surrender of this Warrant to the Company at its then principal executive offices (or an affidavit of loss and indemnification undertaking with respect to this Warrant in accordance with Section 9 in the case of its loss, theft or destruction), together with an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(ii) payment to the Company of the Aggregate Exercise Price by wire transfer of immediately available funds to an account designated in writing by the Company in the amount of such Aggregate Exercise Price.

(b) Delivery of Stock Certificates.  Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3(c) hereof.  The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 7 below, such other Person's name as shall be designated in the Exercise Agreement.  This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

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(c) Fractional Shares.  The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant.  As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Exercise Date.

(d) Delivery of New Warrant.  Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(b) hereof, deliver to the Holder a new Warrant evidencing the remaining rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant.  Such new Warrant shall in all other respects be identical to this Warrant.

(e) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be reasonably necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes (subject to and without limiting clause (iv) below), liens and charges.

(iii) Subject to the representations and warranties of the Holder and the covenants of the Holder in the Purchase Agreement and in this Warrant being fulfilled, the Company shall take all such actions as may be reasonably necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall pay all expenses in connection with, and all issue or transfer taxes, withholding taxes, transfer agent fees, or other incidental taxes or expenses that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

(f) Conditional Exercise.  Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

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4. Reservation of Shares.  During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price.  The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

5. Adjustment to Exercise Price and Number of Warrant Shares.  In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).

(a) Adjustment Upon Dividend, Subdivision or Combination of Common Stock.  If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced (but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same) and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased.  If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased (but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same) and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.  All such adjustments under this subsection (a) shall be calculated as follows:  (i) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (ii) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Any adjustment under this Section 5(a) shall become effective (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, or (ii) otherwise, at the close of business on the date the dividend, subdivision or combination becomes effective.

(b) Adjustment Upon Reorganization, Reclassification, Consolidation or Merger.  In the event of any (i) capital reorganization of the Company (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction, including a tender offer (other than any such transaction covered by Section 5(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification,

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consolidation, merger, sale or similar transaction (including a tender offer), remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant) and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant.

The provisions of this Section 5(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions (including a tender offer).  The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer), or Person making such tender offer, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(b) with respect to this Warrant.

(c) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(d) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written

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consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least two (2) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.  No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information which the Company has a bona fide purpose for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

6. Stockholders’ Agreement.  This Warrant and all Warrant Shares issuable upon exercise of this Warrant are and shall become subject to, and have the benefit of, the Stockholders’ Agreement, and the Holder shall be required, for so long as the Holder holds this Warrant or any Warrant Shares, to become and remain a party to the Stockholders’ Agreement.

7. Transfer of Warrant.  Subject to the transfer conditions referred to in the legend endorsed hereon and the terms and conditions of the Stockholders’ Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(e)(iv) in connection with the making of such transfer.  Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

8. Holder not Deemed a Stockholder.  Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled, by virtue of this Warrant, to vote or  receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation,

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merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise.
9. Replacement on Loss; Division and Combination.

(a) Replacement of Warrant on Loss.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement and affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b) Division and Combination of Warrant.  Subject to compliance with the applicable provisions of this Warrant and the Stockholders’ Agreement as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys.  Subject to compliance with the applicable provisions of this Warrant and the Stockholders’ Agreement as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice.  Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

10. No Impairment.  The Company shall not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

11. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend.  The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”).  This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN

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SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.

Until the Stockholders’ Agreement is terminated or otherwise ceases to be applicable to this Warrant and the Warrant Shares in accordance with the terms of the Stockholders’ Agreement, this Warrant and all Warrant Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) IS SUBJECT TO A STOCKHOLDERS’ AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG PEAK RESORTS, INC. (THE “COMPANY”), CERTAIN STOCKHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT.  A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.”

(b) Representations of the Holder.  In addition to the representations and warranties set forth in the Purchase Agreement, in connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares.  The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

12. Warrant Register.  The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof.  The Company may deem

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and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

13. Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).

If to the Company:  Peak Resorts, Inc.

Address: 17409 Hidden Valley Drive, Wildwood, MO 63025

E-mail:  timboyd@skihv.com

Attention:  Chief Executive Officer

with a copy to:Armstrong Teasdale

Address:  7700 Forsyth Blvd., Suite 1800, St. Louis, MO 63105
Facsimile:  314-552-4886
E-mail: jbyrne@armstrongteasdale.com
Attention:  Jennifer Byrne

If to the Holder:  CAP 1 LLC

Address:  655 Madison Avenue, New York, NY 10065

Facsimile: 212 317 4169
E-mail: rh@srllc.com
Attention:  Rory Held

with a copy to:Chadbourne & Parke LLP
Address:  1301 Avenue of the Americas, New York, NY 10019 - 6022

Facsimile: 212-541-5369
E-mail: fvellucci@chadbourne.com
Attention: Frank S. Vellucci

14. Cumulative Remedies.  Except to the extent expressly provided in this Warrant to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

15. Equitable Relief.  Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a restraining order, an

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injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

16. Entire Agreement.  This Warrant, together with the Stockholders’ Agreement and the Purchase Agreement (and the other Transaction Documents referenced therein), constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  In the event of any inconsistency between the statements in the body of this Warrant, the Stockholders’ Agreement and the Purchase Agreement, the statements in the body of this Warrant shall control.

17. Successor and Assigns.  This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and assigns of the Holder.  Such successors and/or assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

18. No Third-Party Beneficiaries.  This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

19. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

20. Amendment and Modification; Waiver.  Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.  No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

21. Severability.  If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

22. Governing Law.  This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

23. Submission to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and County of Manhattan, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by certified or registered mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably

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and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

24. Waiver of Jury Trial.  Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

25. Counterparts.  This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

26. No Strict Construction.  This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

PEAK RESORTS, INC.
By:_____________________________
Name:
Title:
Accepted and agreed,
CAP 1 LLC
By:_____________________________
Name:
Title:

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EXHIBIT A

EXERCISE AGREEMENT

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.01 per share (“Common Stock”), of Peak Resorts, Inc., a Missouri corporation, pursuant to Warrant No.            , originally issued on ___________, 2016 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

Full Exercise of Warrant
Partial Exercise of Warrant (in the amount of Shares)

Exercise Price:	$	Payable in accordance with Section 3(a)(ii) of the Warrant

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Social Security or Tax Identification Number:

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Address of Holder:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

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EXHIBIT B

ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                          the right represented by the attached Warrant to purchase              shares of Common Stock of Peak Resorts, Inc., a Missouri corporation (the “Company”), to which the Warrant relates and appoints                          as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Address of Holder:

Full Name of Transferee:

Address of Transferee:

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In the presence of:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

†	If applicable.

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WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) IS SUBJECT TO A STOCKHOLDERS’ AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG PEAK RESORTS, INC. (THE “COMPANY”), CERTAIN STOCKHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT.  A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Warrant Certificate No.: 2
Original Issue Date: [DATE]

FOR VALUE RECEIVED, Peak Resorts, Inc., a Missouri corporation (the “Company”), hereby certifies that CAP 1 LLC, a Delaware limited liability company, or its registered assigns (the “Holder”) is entitled to purchase from the Company 625,000 duly authorized, validly issued, fully paid and nonassessable Warrant Shares (as defined below and subject to adjustment as provided herein) at a purchase price per share of $8.00 (subject to adjustment as provided herein, the “Exercise Price”) at any time and from time to time during the Exercise Period (as defined below), all subject to the terms, conditions and adjustments set forth below in this Warrant.  Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant has been issued pursuant to the terms of the Securities Purchase Agreement, dated as of August 22, 2016 (the “Purchase Agreement”), between the Company and the Holder.  Holder acknowledges and agrees that this Warrant and the Warrant Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and the Company is relying on the truth and accuracy of the Holder’s representations, warranties and agreements contained herein and in the Purchase Agreement in order to determine the application of such exemptions.

1.   Definitions.  As used in this Warrant, the following terms have the respective meanings set forth below:

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“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in Missouri or New York are authorized or obligated by law or executive order to close.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options, this Warrant, the Investor Warrants and the Series A Preferred Shares purchased pursuant to the Purchase Agreement.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., EST time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant and the Aggregate Exercise Price.

“Exercise Agreement” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Holder” has the meaning set forth in the preamble.

“Investor Warrants” means this Warrant, Warrant Certificate No. 1 dated [_____] exercisable for 1,538,462 shares of Common Stock at an exercise price of $6.50 per share and Warrant Certificate No. 3 dated [_____] exercisable for 555,556 shares of Common Stock at an exercise price of $9.00 per share.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities other than this Warrant, the Investor Warrants and the Purchase Agreement.

“Original Issue Date” means the date on which the Warrant was issued by the Company pursuant to the Purchase Agreement.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Purchase Agreement” has the meaning set forth in the preamble.

“Series A Preferred Shares” means the Series A Convertible Preferred Stock of the Company, par value $0.01 per share.

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“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2. Term of Warrant.  Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., EST time, on the twelfth (12th) anniversary of the date hereof or, if such day is not a Business Day, on the next succeeding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). Upon the expiration of the Exercise Period, any portion of this Warrant not exercised shall be void and of no value.

3. Exercise of Warrant.
(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i) surrender of this Warrant to the Company at its then principal executive offices (or an affidavit of loss and indemnification undertaking with respect to this Warrant in accordance with Section 9 in the case of its loss, theft or destruction), together with an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(ii) payment to the Company of the Aggregate Exercise Price by wire transfer of immediately available funds to an account designated in writing by the Company in the amount of such Aggregate Exercise Price.

(b) Delivery of Stock Certificates.  Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3(c) hereof.  The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 7 below, such other Person's name as shall be designated in the Exercise Agreement.  This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(c) Fractional Shares.  The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant.  As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Exercise Date.

(d) Delivery of New Warrant.  Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the

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certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(b) hereof, deliver to the Holder a new Warrant evidencing the remaining rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant.  Such new Warrant shall in all other respects be identical to this Warrant.

(e) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be reasonably necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes (subject to and without limiting clause (iv) below), liens and charges.

(iii) Subject to the representations and warranties of the Holder and the covenants of the Holder in the Purchase Agreement and in this Warrant being fulfilled, the Company shall take all such actions as may be reasonably necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall pay all expenses in connection with, and all issue or transfer taxes, withholding taxes, transfer agent fees, or other incidental taxes or expenses that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

(f) Conditional Exercise.  Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

4. Reservation of Shares.  During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price.  The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

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5. Adjustment to Exercise Price and Number of Warrant Shares.  In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).

(a) Adjustment Upon Dividend, Subdivision or Combination of Common Stock.  If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced (but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same) and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased.  If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased (but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same) and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.  All such adjustments under this subsection (a) shall be calculated as follows:  (i) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (ii) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Any adjustment under this Section 5(a) shall become effective (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, or (ii) otherwise, at the close of business on the date the dividend, subdivision or combination becomes effective.

(b) Adjustment Upon Reorganization, Reclassification, Consolidation or Merger.  In the event of any (i) capital reorganization of the Company (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction, including a tender offer (other than any such transaction covered by Section 5(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer), remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant) and, in such case, appropriate adjustment (in form and substance

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satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant.

The provisions of this Section 5(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions (including a tender offer).  The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer), or Person making such tender offer, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(b) with respect to this Warrant.

(c) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(d) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

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then, and in each such case, the Company shall send or cause to be sent to the Holder at least two (2) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.  No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information which the Company has a bona fide purpose for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

6. Stockholders’ Agreement.  This Warrant and all Warrant Shares issuable upon exercise of this Warrant are and shall become subject to, and have the benefit of, the Stockholders’ Agreement, and the Holder shall be required, for so long as the Holder holds this Warrant or any Warrant Shares, to become and remain a party to the Stockholders’ Agreement.

7. Transfer of Warrant.  Subject to the transfer conditions referred to in the legend endorsed hereon and the terms and conditions of the Stockholders’ Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(e)(iv) in connection with the making of such transfer.  Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

8. Holder not Deemed a Stockholder.  Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled, by virtue of this Warrant, to vote or  receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise.

9. Replacement on Loss; Division and Combination.

(a) Replacement of Warrant on Loss.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement and affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver

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to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b) Division and Combination of Warrant.  Subject to compliance with the applicable provisions of this Warrant and the Stockholders’ Agreement as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys.  Subject to compliance with the applicable provisions of this Warrant and the Stockholders’ Agreement as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice.  Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

10. No Impairment.  The Company shall not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

11. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend.  The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”).  This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.

Until the Stockholders’ Agreement is terminated or otherwise ceases to be applicable to this Warrant and the Warrant Shares in accordance with the terms of the Stockholders’ Agreement, this

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Warrant and all Warrant Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) IS SUBJECT TO A STOCKHOLDERS’ AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG PEAK RESORTS, INC. (THE “COMPANY”), CERTAIN STOCKHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT.  A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.”

(b) Representations of the Holder.  In addition to the representations and warranties set forth in the Purchase Agreement, in connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares.  The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

12. Warrant Register.  The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof.  The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

13. Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient,

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and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).

If to the Company:  Peak Resorts, Inc.

Address: 17409 Hidden Valley Drive, Wildwood, MO 63025

E-mail:  timboyd@skihv.com

Attention:  Chief Executive Officer

with a copy to:Armstrong Teasdale

Address:  7700 Forsyth Blvd., Suite 1800, St. Louis, MO 63105
Facsimile:  314-552-4886
E-mail: jbyrne@armstrongteasdale.com
Attention:  Jennifer Byrne

If to the Holder:  CAP 1 LLC

Address:  655 Madison Avenue, New York, NY 10065

Facsimile: 212 317 4169
E-mail: rh@srllc.com
Attention:  Rory Held

with a copy to:Chadbourne & Parke LLP
Address:  1301 Avenue of the Americas, New York, NY 10019 - 6022

Facsimile: 212-541-5369
E-mail: fvellucci@chadbourne.com
Attention: Frank S. Vellucci

14. Cumulative Remedies.  Except to the extent expressly provided in this Warrant to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

15. Equitable Relief.  Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

16. Entire Agreement.  This Warrant, together with the Stockholders’ Agreement and the Purchase Agreement (and the other Transaction Documents referenced therein), constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  In the event of any inconsistency between the statements in the body of this Warrant, the Stockholders’ Agreement and the Purchase Agreement, the statements in the body of this Warrant shall control.

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17. Successor and Assigns.  This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and assigns of the Holder.  Such successors and/or assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

18. No Third-Party Beneficiaries.  This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

19. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

20. Amendment and Modification; Waiver.  Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.  No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

21. Severability.  If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

22. Governing Law.  This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

23. Submission to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and County of Manhattan, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by certified or registered mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

24. Waiver of Jury Trial.  Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

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25. Counterparts.  This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

26. No Strict Construction.  This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

PEAK RESORTS, INC.
By:____________________________
Name:
Title:
Accepted and agreed,
CAP 1 LLC
By:_____________________________
Name:
Title:

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EXHIBIT A

EXERCISE AGREEMENT

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.01 per share (“Common Stock”), of Peak Resorts, Inc., a Missouri corporation, pursuant to Warrant No.            , originally issued on ___________, 2016 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

Full Exercise of Warrant
Partial Exercise of Warrant (in the amount of Shares)

Exercise Price:	$	Payable in accordance with Section 3(a)(ii) of the Warrant

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Social Security or Tax Identification Number:

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Address of Holder:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

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EXHIBIT B

ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                          the right represented by the attached Warrant to purchase              shares of Common Stock of Peak Resorts, Inc., a Missouri corporation (the “Company”), to which the Warrant relates and appoints                          as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Address of Holder:

Full Name of Transferee:

Address of Transferee:

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In the presence of:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

†	If applicable.

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WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.

THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) IS SUBJECT TO A STOCKHOLDERS’ AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG PEAK RESORTS, INC. (THE “COMPANY”), CERTAIN STOCKHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT.  A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.

Warrant Certificate No.: 3
Original Issue Date: [DATE]

FOR VALUE RECEIVED, Peak Resorts, Inc., a Missouri corporation (the “Company”), hereby certifies that CAP 1 LLC, a Delaware limited liability company, or its registered assigns (the “Holder”) is entitled to purchase from the Company 555,556 duly authorized, validly issued, fully paid and nonassessable Warrant Shares (as defined below and subject to adjustment as provided herein) at a purchase price per share of $9.00 (subject to adjustment as provided herein, the “Exercise Price”) at any time and from time to time during the Exercise Period (as defined below), all subject to the terms, conditions and adjustments set forth below in this Warrant.  Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant has been issued pursuant to the terms of the Securities Purchase Agreement, dated as of August 22, 2016 (the “Purchase Agreement”), between the Company and the Holder.  Holder acknowledges and agrees that this Warrant and the Warrant Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and the Company is

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relying on the truth and accuracy of the Holder’s representations, warranties and agreements contained herein and in the Purchase Agreement in order to determine the application of such exemptions.

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in Missouri or New York are authorized or obligated by law or executive order to close.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options, this Warrant, the Investor Warrants and the Series A Preferred Shares purchased pursuant to the Purchase Agreement.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., EST time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant and the Aggregate Exercise Price.

“Exercise Agreement” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Holder” has the meaning set forth in the preamble.

“Investor Warrants” means this Warrant, Warrant Certificate No. 1 dated [_____] exercisable for 1,538,462 shares of Common Stock at an exercise price of $6.50 per share and Warrant Certificate No. 2 dated [_____] exercisable for 625,000 shares of Common Stock at an exercise price of $8.00 per share.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities other than this Warrant, the Investor Warrants and the Purchase Agreement.

“Original Issue Date” means the date on which the Warrant was issued by the Company pursuant to the Purchase Agreement.

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“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Purchase Agreement” has the meaning set forth in the preamble.

“Series A Preferred Shares” means the Series A Convertible Preferred Stock of the Company, par value $0.01 per share.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2. Term of Warrant.  Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., EST time, on the twelfth (12th) anniversary of the date hereof or, if such day is not a Business Day, on the next succeeding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein). Upon the expiration of the Exercise Period, any portion of this Warrant not exercised shall be void and of no value.

3. Exercise of Warrant.
(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i) surrender of this Warrant to the Company at its then principal executive offices (or an affidavit of loss and indemnification undertaking with respect to this Warrant in accordance with Section 9 in the case of its loss, theft or destruction), together with an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(ii) payment to the Company of the Aggregate Exercise Price by wire transfer of immediately available funds to an account designated in writing by the Company in the amount of such Aggregate Exercise Price.

(b) Delivery of Stock Certificates.  Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3(c) hereof.  The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 7 below, such other Person's name as shall be designated in the Exercise Agreement.  This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

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(c) Fractional Shares.  The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant.  As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Exercise Date.

(d) Delivery of New Warrant.  Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(b) hereof, deliver to the Holder a new Warrant evidencing the remaining rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant.  Such new Warrant shall in all other respects be identical to this Warrant.

(e) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be reasonably necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes (subject to and without limiting clause (iv) below), liens and charges.

(iii) Subject to the representations and warranties of the Holder and the covenants of the Holder in the Purchase Agreement and in this Warrant being fulfilled, the Company shall take all such actions as may be reasonably necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall pay all expenses in connection with, and all issue or transfer taxes, withholding taxes, transfer agent fees, or other incidental taxes or expenses that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

(f) Conditional Exercise.  Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

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4. Reservation of Shares.  During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price.  The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

5. Adjustment to Exercise Price and Number of Warrant Shares.  In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 5 (in each case, after taking into consideration any prior adjustments pursuant to this Section 5).

(a) Adjustment Upon Dividend, Subdivision or Combination of Common Stock.  If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced (but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same) and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased.  If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased (but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same) and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.  All such adjustments under this subsection (a) shall be calculated as follows:  (i) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (ii) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Any adjustment under this Section 5(a) shall become effective (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, or (ii) otherwise, at the close of business on the date the dividend, subdivision or combination becomes effective.

(b) Adjustment Upon Reorganization, Reclassification, Consolidation or Merger.  In the event of any (i) capital reorganization of the Company (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction, including a tender offer (other than any such transaction covered by Section 5(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification,

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consolidation, merger, sale or similar transaction (including a tender offer), remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant) and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant.

The provisions of this Section 5(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions (including a tender offer).  The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer) unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction (including a tender offer), or Person making such tender offer, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(b), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 5(b) with respect to this Warrant.

(c) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

(d) Notices. In the event:

(i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written

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consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least two (2) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.  No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information which the Company has a bona fide purpose for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

6. Stockholders’ Agreement.  This Warrant and all Warrant Shares issuable upon exercise of this Warrant are and shall become subject to, and have the benefit of, the Stockholders’ Agreement, and the Holder shall be required, for so long as the Holder holds this Warrant or any Warrant Shares, to become and remain a party to the Stockholders’ Agreement.

7. Transfer of Warrant.  Subject to the transfer conditions referred to in the legend endorsed hereon and the terms and conditions of the Stockholders’ Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(e)(iv) in connection with the making of such transfer.  Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

8. Holder not Deemed a Stockholder.  Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled, by virtue of this Warrant, to vote or  receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation,

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merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise.
9. Replacement on Loss; Division and Combination.

(a) Replacement of Warrant on Loss.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement and affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

(b) Division and Combination of Warrant.  Subject to compliance with the applicable provisions of this Warrant and the Stockholders’ Agreement as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys.  Subject to compliance with the applicable provisions of this Warrant and the Stockholders’ Agreement as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice.  Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

10. No Impairment.  The Company shall not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

11. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend.  The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”).  This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN

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SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.

Until the Stockholders’ Agreement is terminated or otherwise ceases to be applicable to this Warrant and the Warrant Shares in accordance with the terms of the Stockholders’ Agreement, this Warrant and all Warrant Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT (AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT) IS SUBJECT TO A STOCKHOLDERS’ AGREEMENT, DATED AS OF THE DATE HEREOF, BY AND AMONG PEAK RESORTS, INC. (THE “COMPANY”), CERTAIN STOCKHOLDERS OF THE COMPANY, AND THE ORIGINAL HOLDER HEREOF (AS AMENDED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT.  A COPY OF THE STOCKHOLDERS’ AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST.”

(b) Representations of the Holder.  In addition to the representations and warranties set forth in the Purchase Agreement, in connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances.  In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares.  The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

12. Warrant Register.  The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof.  The Company may deem

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and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

13. Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).

If to the Company:  Peak Resorts, Inc.

Address: 17409 Hidden Valley Drive, Wildwood, MO 63025

E-mail:  timboyd@skihv.com

Attention:  Chief Executive Officer

with a copy to:Armstrong Teasdale

Address:  7700 Forsyth Blvd., Suite 1800, St. Louis, MO 63105
Facsimile:  314-552-4886
E-mail: jbyrne@armstrongteasdale.com
Attention:  Jennifer Byrne

If to the Holder:  CAP 1 LLC

Address:  655 Madison Avenue, New York, NY 10065

Facsimile: 212 317 4169
E-mail: rh@srllc.com
Attention:  Rory Held

with a copy to:Chadbourne & Parke LLP
Address:  1301 Avenue of the Americas, New York, NY 10019 - 6022

Facsimile: 212-541-5369
E-mail: fvellucci@chadbourne.com
Attention: Frank S. Vellucci

14. Cumulative Remedies.  Except to the extent expressly provided in this Warrant to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

15. Equitable Relief.  Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a restraining order, an

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injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

16. Entire Agreement.  This Warrant, together with the Stockholders’ Agreement and the Purchase Agreement (and the other Transaction Documents referenced therein), constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.  In the event of any inconsistency between the statements in the body of this Warrant, the Stockholders’ Agreement and the Purchase Agreement, the statements in the body of this Warrant shall control.

17. Successor and Assigns.  This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and assigns of the Holder.  Such successors and/or assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

18. No Third-Party Beneficiaries.  This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

19. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

20. Amendment and Modification; Waiver.  Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.  No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

21. Severability.  If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

22. Governing Law.  This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

23. Submission to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and County of Manhattan, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by certified or registered mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably

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and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

24. Waiver of Jury Trial.  Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

25. Counterparts.  This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

26. No Strict Construction.  This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

PEAK RESORTS, INC.
By:___________________________
Name:
Title:
Accepted and agreed,
CAP 1 LLC
By:____________________________
Name:
Title:

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EXHIBIT A

EXERCISE AGREEMENT

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.01 per share (“Common Stock”), of Peak Resorts, Inc., a Missouri corporation, pursuant to Warrant No.            , originally issued on ___________, 2016 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

Full Exercise of Warrant
Partial Exercise of Warrant (in the amount of Shares)

Exercise Price:	$	Payable in accordance with Section 3(a)(ii) of the Warrant

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Social Security or Tax Identification Number:

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Address of Holder:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

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EXHIBIT B

ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                          the right represented by the attached Warrant to purchase              shares of Common Stock of Peak Resorts, Inc., a Missouri corporation (the “Company”), to which the Warrant relates and appoints                          as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Address of Holder:

Full Name of Transferee:

Address of Transferee:

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In the presence of:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.

†	If applicable.

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EXHIBIT E

VOTING AGREEMENT

CPAM: 9910021.10

EXHIBIT E

Schedule A -Shareholders

Exhibit A-Adoption Agreement

Exhibit B-Consent of Spouse

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EXHIBIT E

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of August 22, 2016, is made and entered into by and among Peak Resorts, Inc., a Missouri corporation (the “Company”), CAP 1 LLC, a Delaware limited liability company (the “Investor”), and those certain Shareholders of the Company listed on Schedule A (together with any subsequent Shareholders, or any transferees, who become parties hereto pursuant to Section 4.1 below, each a "Shareholder" and collectively, the “Shareholders”).

RECITALS

A.Concurrently with the execution of this Agreement, the Company and the Investor are entering into a Securities Purchase Agreement (the “Purchase Agreement”) providing for, inter alia, the issuance and sale to the Investor of shares of the Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Stock”), and in connection with that agreement the parties desire to provide the Investor with the right, among other rights, to nominate one individual to the board of directors of the Company (the “Board”) in accordance with the terms of the Stockholders’ Agreement  (as defined in the Purchase Agreement).

B.In order to give effect to the transactions contemplated by the Purchase Agreement the shareholders of the Company will need to vote in favor of the Corporate Actions (as defined in the Purchase Agreement).

C.The parties also desire to enter into this Agreement to set forth their agreements and understandings with respect to how shares of the Company’s capital stock held by the Shareholders will be voted on.

NOW, THEREFORE, the parties agree as follows:

Voting Provisions Regarding Board of Directors and Shareholder Appraisal
1.	.
1.1Board Composition

.  Each Shareholder agrees, for so long as the 20.0% Beneficial Ownership Requirement (as defined in the Stockholders’ Agreement) is satisfied, to vote, or cause to be voted, all Shares (as defined below) owned by such Shareholder, or over which (and only to the extent that) such Shareholder has voting control, from time to time and at all times, at each annual or special meeting of shareholders of the Company at which an election of directors is held or pursuant to any written consent of the shareholders, in favor of the election of the Investor Nominee (as defined in the Stockholders’ Agreement) to the Board.  For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote, including without limitation, all shares of Common Stock now owned or subsequently acquired by a Shareholder or Investor, as applicable, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed an “Affiliate” of another Person who, directly or indirectly, controls, is controlled by or is under

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common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person.

1.2Removal of Investor Director and Corporate Actions

.  Each Shareholder also agrees, for so long as the 20.0% Beneficial Ownership Requirement is satisfied, to vote, or cause to be voted, all Shares owned by such Shareholder, or over which (and only to the extent that) such Shareholder has voting control, from time to time and at all times, at any annual or special meeting of the shareholders of the Company or pursuant to any written consent of the shareholders (x) in favor of the Corporate Actions and (y) as follows:

(e) Against the removal from office of any Investor Director (as defined in the Stockholders’ Agreement) unless such removal is directed or approved in writing by the Investor, the 20.0% Beneficial Ownership Requirement is no longer satisfied or the Investor Director no longer satisfies the qualification standards set forth in Section 2.03(a) of the Stockholders’ Agreement; and

(f) upon the request of the Investor to remove an Investor Director, in favor of such director’s removal.

The Investor also agrees to vote, or cause to be voted, all Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in favor of the Corporate Actions.  All Shareholders and the Investor agree to execute any written consents required to perform the obligations of this Agreement.

1.3Termination and Transfers. The Shareholders obligations under this Section 1 shall terminate upon the Investor ceasing to have the right to nominate a director in accordance with the Stockholders’ Agreement.  Notwithstanding the foregoing, no transferee of all or any portion of the Series A Preferred Shares or the Warrants (other than a transferee who is an Affiliate of the Investor) shall have the right to exercise any of the rights of the Investor set forth in Section 1; any transferee who is an Affiliate of the Investor shall have the right to exercise the rights of the Investor set forth in Section 1, provided that such transferee executes and delivers to the Shareholders and the Company an Adoption Agreement and agrees to be bound by the terms and conditions of this Agreement.  Any subsequent Transfers (as defined in the Stockholders’ Agreement) of the Series A Preferred Shares or the Warrants shall be subject to this Section 1.3. In the event that the Purchase Agreement terminates, this Agreement shall terminate and be of no further force or effect.

2. Vote to Increase Authorized Common Stock

.  Each Shareholder and the Investor agrees to vote or cause to be voted all Shares owned by such Shareholder or Investor, or over which such Shareholder or Investor has voting control, from time to time and at all times, in favor of increasing the number of authorized shares of Common Stock (as defined in the Purchase Agreement) from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Series A Preferred Stock or for exercise of the Warrants (as defined in the Purchase Agreement), as may be outstanding at any given time.

3. Remedies

.

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EXHIBIT E

3.1Irrevocable Proxy and Power of Attorney

- Shareholder.  Each Shareholder hereby constitutes and appoints as its irrevocable proxy and hereby grants a power of attorney to the Investor and a designee of the Investor, and each of them, with full power of substitution, with respect to the matters set forth herein, including, without limitation, election of any Investor Nominee and voting in favor of the Corporate Actions in accordance with Section 1 hereto and votes to increase authorized shares pursuant to Section 2 hereof, and hereby authorizes each of them to represent and vote, if and only if such shareholder (i) fails to vote, or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Shares in favor of the Corporate Actions and election of any Investor Nominee in accordance with the terms and provisions of this Agreement or the increase of authorized shares pursuant to and in accordance with the terms and provisions of Section 2 of this Agreement or to take any action reasonably necessary to effect this Agreement.  Each of the proxy and power of attorney granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable.  Each Shareholder hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

3.2Irrevocable Proxy and Power of Attorney

 - Investor.  Investor hereby constitutes and appoints as its irrevocable proxy and hereby grants a power of attorney to the President of the Company and an executive officer of the Company, and each of them, with full power of substitution, with respect to voting in favor of the Corporate Actions in accordance with Section 1 hereto and votes to increase authorized shares pursuant to Section 2 hereof, and hereby authorizes each of them to represent and vote, if and only if such shareholder (i) fails to vote, or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Shares in favor of the Corporate Actions in accordance with the terms and provisions of this Agreement or the increase of authorized shares pursuant to and in accordance with the terms and provisions of Section 2 of this Agreement or to take any action reasonably necessary to effect the foregoing.  Each of the proxy and power of attorney granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable.  Investor hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.  The provisions of this Section 3.2 shall terminate upon the earlier to occur of (x) November 15, 2016 and (y) the Closing Date (as defined in the Purchase Agreement) (the “Investor Termination Date”).

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EXHIBIT E

3.3Specific Enforcement. Each party acknowledges and agrees that the other parties will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached.  Accordingly, it is agreed that the other parties shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

3.4Remedies Cumulative.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.Miscellaneous

.

4.1Transfers

.  Subject to Section 1.3:  Each transferee of any Shares (other than as a result of a transfer in accordance with Section 2.01(b)(ii) or (iii) of the Stockholders Agreement) subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each such transferee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A.  Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Shareholder or Investor, as applicable.  The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection 4.1.  Each certificate instrument, or book entry representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be notated by the Company with the legend set forth in Subsection 4.11.

4.2Successors and Assigns

.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

   This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK AND COUNTY OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS,

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SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.3.

4.4Counterparts

.  This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.5Titles and Subtitles

.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6Notices

.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified, (b) when sent, if sent by  electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth on Schedule A hereto or below its name on its signature page hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Subsection

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4.6.  If notice is given to the Investor, a copy shall also be given to Chadbourne & Parke LLP, facsimile: 212-541-5369, e-mail: fvellucci@chadbourne.com, attention: Frank S. Vellucci.

4.7Consent Required to Amend, Terminate or Waive

.  This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Shareholder(s) to be bound by any such amendment, termination or waiver; and (b) the Investor.  Notwithstanding the foregoing, any provision hereof may be waived by the waiving party on such party’s own behalf, without the consent of any other party.

Any amendment, termination, or waiver effected in accordance with this Subsection 4.7 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver.  For purposes of this Subsection 4.7, the requirement of a written instrument may be satisfied in the form of an action by written consent of the Shareholders circulated by the Company and executed by the Shareholder parties specified, whether or not such action by written consent makes explicit reference to the terms of this Agreement.

4.8Delays or Omissions

.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.9Severability

.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.10Entire Agreement

.   This Agreement (including the Exhibits hereto), and the other Transaction Documents (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

4.11Share Certificate Legend

.  Each certificate, instrument, or book entry representing any Shares issued after the date hereof shall be notated by the Company with a legend reading substantially as follows:

“The Shares REPRESENTED hereby are subject to a Voting Agreement, AS MAY BE AMENDED FROM TIME TO TIME, (a copy of which may be obtained upon written request from the Company), and by accepting any interest in such Shares the

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person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of that Voting Agreement, including certain restrictions on transfer and ownership set forth therein.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates instruments, or book entry evidencing the Shares issued after the date hereof to be notated with the legend required by this Subsection 4.11 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of such Shares upon written request from such holder to the Company at its principal office.  The parties to this Agreement do hereby agree that the failure to cause the certificates, instruments, or book entry evidencing the Shares to be notated with the legend required by this Subsection 4.11 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

4.12Stock Splits, Stock Dividends, etc.

 In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Shareholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be notated with the legend set forth in Subsection 4.11.

4.13Manner of Voting

.  The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.  For the avoidance of doubt, voting of the Shares pursuant to the Agreement need not make explicit reference to the terms of this Agreement.

4.14Further Assurances

.  At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

 4.15Costs of Enforcement

.  If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

4.16Aggregation of Stock

.  All Shares held or acquired by a Shareholder, the Investor and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

4.17Spousal Consent

.  If any individual Shareholder is married on the date of this Agreement, such Shareholder’s spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit B hereto (“Consent of Spouse”), effective on the date hereof.  Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Shareholder’s Shares that do not otherwise exist by operation of law or the agreement of the parties.  If any individual Shareholder should marry or

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remarry subsequent to the date of this Agreement, such Shareholder shall within thirty (30) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

4.18No Agreement as Director or Officer. Each Shareholder is entering into this Agreement as a shareholder of the Company and makes no agreement or understanding in this Agreement in such Shareholder’s capacity as a director or officer of the Company or any of its Subsidiaries, and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by any Shareholder as such a director or officer, and no such actions or omissions shall be deemed a breach of this Agreement or (b) will be construed to prohibit, limit or restrict any Shareholder from exercising his or her fiduciary duties as an officer or director to the Company or its shareholders.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first written above.

SHAREHOLDERS:

Signature:
Name: Timothy D. Boyd

Signature:
Name: Stephen J. Mueller

Signature:
Name: Richard K. Deutsch

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INVESTOR:

CAP 1 LLC:

By:

Name:

Title:

Address: _______________________________

PEAK RESORTS, INC.:

By:

Name:

Title:

Address: _______________________________

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SCHEDULE A

SHAREHOLDERS

Name and Address	Number of Shares Held
Richard Deutsch PO Box 20 Valley View Rd. West Dover, VT 05356	483,400
Melissa K. Boyd, Trustee of the Timothy D. Boyd 2011 Family Trust u/t/a dated January 28, 2011 17406 Hidden Valley Drive Wildwood, Mo 63025	221,900
Melissa K. Boyd, Trustee of the Melissa K. Boyd Revocable Trust u/t/a August 27, 1996 17406 Hidden Valley Drive Wildwood, Mo 63025	302,400
Timothy D. Boyd, Trustee of the Timothy D. Boyd Revocable Trust u/t/a dated August 27, 1996 17406 Hidden Valley Drive Wildwood, Mo 63025	750,000
Stephen J. Mueller and Beth R. Mueller, Trustees of the Stephen J. Mueller Revocable Living Trust u/t/a dated October 5, 2012, as amended 16640 Bartizan Drive Wildwood , Mo 63038	489,100

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ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on ___________________, 20__, by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of [_____ __, 20___] (the “Agreement”), by and among the Company, certain of its Shareholders and CAP 1 LLC, as such Agreement may be amended or amended and restated hereafter.  Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement.  By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1Acknowledgement.  Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”).

1.2Agreement.  Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3Notice.  Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER: ACCEPTED AND AGREED:

By:  PEAK RESORTS, INC.

Name and Title of Signatory

Address:  By:

Title:

Facsimile Number:

EXHIBIT E

EXHIBIT B

CONSENT OF SPOUSE

I, [____________________], spouse of [______________], acknowledge that I have read the Voting Agreement, dated as of [_____ __, 20___], to which this Consent is attached as Exhibit B (the “Agreement”), and that I know the contents of the Agreement.  I am aware that the Agreement contains provisions regarding the voting and transfer of shares of capital stock of the Company (as defined in the Agreement) that my spouse may own, including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of capital stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent.  I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated:

Name of Key Holder’s Spouse

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